UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to Rule 14a-12

AXA PREMIER VIP TRUST

EQ ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

[February 1, 2017]

Dear Contractholder:

Enclosed is a notice and joint proxy statement relating to a Joint Special Meeting of Shareholders of the AXA Premier VIP Trust (the “VIP Trust”) and the EQ Advisors Trust (the “EQ Trust”) (each, a “Trust” and together, the “Trusts”). The Joint Special Meeting of Shareholders is scheduled to be held at the Trusts’ offices, located at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time (the “Meeting”).

The VIP Trust and the EQ Trust are “series” investment companies comprised of separate portfolios (the “VIP Portfolios” and the “EQ Portfolios,” respectively) (each, a “Portfolio” and together, the “Portfolios”). The Portfolios are identified in the table beginning on page [    ] of the joint proxy statement.

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting will be asked to approve the proposals applicable to that Portfolio, as described below:

1.	Elect a Board of Trustees.

2.	Approve changes to a Portfolio’s fundamental investment restrictions with respect to:

a.	diversification

b.	borrowing money

c.	issuing senior securities

d.	issuing senior securities and borrowing money

e.	underwriting

f.	concentrating

g.	investing in real estate

h.	investing in commodities

i.	making loans

3.	Approve changing Multimanager Technology Portfolio from a diversified fund to a non-diversified fund.

Under Proposal 1, the shareholders of each Trust are being asked separately to elect 10 trustee nominees to serve on the Board of Trustees of their Trust.

The shareholders of the EQ Portfolios are being asked to elect each of the eight current members of the Board of Trustees of the EQ Trust (the “EQ Board”) as well as two new trustee nominees to serve on the EQ Board.

The shareholders of the VIP Portfolios are being asked to elect the same 10 individuals who have been nominated to serve on the Board of Trustees of the EQ Trust to serve as the Board of Trustees for the VIP Trust (the “VIP Board”). Accordingly, if shareholders of the VIP Portfolios and the EQ Portfolios separately approve the election of the 10 trustee nominees, the same Board of Trustees would oversee both Trusts. Shareholders of the VIP Portfolios are being asked to elect the same members of the EQ Board to serve on the VIP Board in order to create a unified governance and oversight structure for the registered investment companies in the fund complex, which has the potential to provide certain future cost savings for the Trusts, as well as certain administrative efficiencies.

Under Proposals 2.A. through 2.I., the shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) are being asked to approve changes to the fundamental investment restrictions that apply to that Portfolio. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires all mutual funds (such as the Portfolios) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.I. are intended to give the Portfolios greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. The amendments are also intended to create more uniform investment restrictions among the mutual funds in the fund complex. The shareholders of the All Asset Moderate Growth – Alt 15 Portfolio will be asked, by means of a separate proposal in a separate proxy statement, to approve changes to the fundamental investment restrictions that apply to that Portfolio.

Under Proposal 3, the shareholders of Multimanager Technology Portfolio are being asked to change the Portfolio from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Portfolio to invest larger percentages of its assets in the securities of a single issuer. The proposed change would provide the Portfolio with increased flexibility to respond to future investment opportunities.

The Board of Trustees of each Trust has approved the proposals identified above with respect to your Portfolio(s) and recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although each Board of Trustees has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.

As an owner of a variable life insurance policy and/or variable annuity contract or certificate that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”), you are entitled to instruct the Insurance Company that issued your policy or contract how to vote the applicable Portfolio shares related to your interest in those accounts as of the close of business on December 31, 2016. The attached Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Sincerely,

Steven M. Joenk
Managing Director
AXA Equitable Life Insurance Company

AXA PREMIER VIP TRUST

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of the AXA Premier VIP Trust (the “VIP Trust”) and the EQ Advisors Trust (the “EQ Trust”) (each, a “Trust” and together, the “Trusts”) will be held at the Trusts’ offices, located at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time (the “Meeting”).

The VIP Trust and the EQ Trust are “series” investment companies comprised of separate portfolios (the “VIP Portfolios” and the “EQ Portfolios,” respectively) (each, a “Portfolio” and together, the “Portfolios”). The Portfolios are identified in the table beginning on page [    ] of the Joint Proxy Statement attached to this notice.

The purpose of the Meeting is to consider and act upon the matters described below:

1.	Elect a Board of Trustees.

2.	Approve changes to a Portfolio’s fundamental investment restrictions with respect to, as applicable:

a.	diversification

b.	borrowing money

c.	issuing senior securities

d.	issuing senior securities and borrowing money

e.	underwriting

f.	concentrating

g.	investing in real estate

h.	investing in commodities

i.	making loans

3.	Approve changing Multimanager Technology Portfolio from a diversified fund to a non-diversified fund.

4.	Transact such other business that may properly come before the Meeting or any adjournments thereof.

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The Board of Trustees of each Trust unanimously recommends that you vote in favor of each proposal on which you are being asked to vote.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above matters.

You should read the Joint Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on December 31, 2016. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. Your Board recommends that you vote or provide voting instructions to vote “FOR” each proposal on which you are being asked to vote.

By Order of the Boards of Trustees, Patricia Louie Secretary

Dated: [February 1, 2017]

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF

AXA PREMIER VIP TRUST

EQ ADVISORS TRUST

TO BE HELD ON MARCH 28, 2017

Dated: [February 1, 2017]

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of December 31, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of a separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of the AXA Premier VIP Trust (the “VIP Trust”) and/or the EQ Advisors Trust (the “EQ Trust”) (each, a “Trust” and together, the “Trusts”). Each Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

To the extent required by applicable law, each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios held by its Separate Accounts, as to how it should vote on the relevant proposals (each, a “Proposal” and together, the “Proposals”) that will be considered at the Joint Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Joint Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card(s).

AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are being mailed to Contractholders on or about [February 1, 2017].

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HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the shares “FOR” the applicable Proposals.

A Contractholder may receive a consolidated voting instruction card that reflects all of the Contractholder’s accounts registered to the same Social Security or Tax ID number. By completing voting instructions on and signing the consolidated voting instruction card, a Contractholder is voting all of these accounts in the same manner as indicated on the card. The consolidated voting instruction card is accompanied by individual ballots, one for each of the Contractholder’s accounts. A Contractholder who wishes to vote each of these accounts separately is asked to complete voting instructions on and sign the individual ballots. If you choose to vote all accounts in the same manner using the consolidated voting instruction card, do not return the individual ballots. If you choose to vote each account separately using the individual ballots, do not return the consolidated voting instruction card.

The number of shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as

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an instruction to vote the shares “FOR” each applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives both a consolidated voting instruction card and individual ballots that are signed and timely returned and not revoked but are marked to indicate conflicting voting instructions will be treated as an instruction to vote the shares in accordance with the instructions marked on the individual ballots. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of each applicable Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of the Trusts, or its affiliates as well as officers and agents of the Trusts. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business with respect to a Trust or a Portfolio is not established or if the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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AXA PREMIER VIP TRUST

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

JOINT PROXY STATEMENT DATED [FEBRUARY 1, 2017] FOR THE

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2017

This Joint Proxy Statement relates to the solicitation by the respective Boards of Trustees (each, a “Board” and together, the “Boards”) of the AXA Premier VIP Trust (the “VIP Trust”) and the EQ Advisors Trust (the “EQ Trust”) (each, a “Trust” and together, the “Trusts”) of proxies to be used at the Joint Special Meeting of Shareholders of each Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Joint Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of December 31, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more portfolios (each, a “Portfolio” and together, the “Portfolios”) of a Trust. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the Proposals contained in this Joint Proxy Statement in connection with the solicitation by the respective Boards of proxies for the Meeting.

This Joint Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date.

Distribution of this Joint Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about [February 1, 2017].

The Portfolios of the VIP Trust (the “VIP Portfolios”) are:

AXA Aggressive Allocation Portfolio	Charter SM Moderate Growth Portfolio
AXA Conservative Allocation Portfolio	Charter SM Moderate Portfolio
AXA Conservative-Plus Allocation Portfolio	Charter SM Multi-Sector Bond Portfolio
AXA Moderate Allocation Portfolio	Charter SM Real Assets Portfolio
AXA Moderate-Plus Allocation Portfolio	Charter SM Small Cap Growth Portfolio
Charter SM Aggressive Growth Portfolio	Charter SM Small Cap Value Portfolio

Charter SM Alternative 100 Moderate Portfolio	Target 2015 Allocation Portfolio
Charter SM Conservative Portfolio	Target 2025 Allocation Portfolio
Charter SM Growth Portfolio	Target 2035 Allocation Portfolio
Charter SM Income Strategies Portfolio	Target 2045 Allocation Portfolio
Charter SM Interest Rate Strategies Portfolio	Target 2055 Allocation Portfolio
Charter SM International Moderate Portfolio

The Portfolios of the EQ Trust (the “EQ Portfolios”) are:

1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio)	AXA/Janus Enterprise Portfolio (formerly EQ/Morgan Stanley Mid Cap Growth Portfolio)
All Asset Aggressive – Alt 25 Portfolio	AXA/Legg Mason Strategic Allocation Portfolio
All Asset Aggressive – Alt 50 Portfolio	AXA/Loomis Sayles Growth Portfolio
All Asset Aggressive – Alt 75 Portfolio	AXA/Lord Abbett Micro Cap Portfolio
All Asset Growth – Alt 20 Portfolio	AXA/Morgan Stanley Small Cap Growth Portfolio
All Asset Moderate Growth – Alt 15 Portfolio	AXA/Mutual Large Cap Equity Managed Volatility Portfolio
ATM International Managed Volatility Portfolio	AXA/Pacific Global Small Cap Value Portfolio
ATM Large Cap Managed Volatility Portfolio	AXA/Templeton Global Equity Managed Volatility Portfolio
ATM Mid Cap Managed Volatility Portfolio	EQ/BlackRock Basic Value Equity Portfolio
ATM Small Cap Managed Volatility Portfolio	EQ/Boston Advisors Equity Income Portfolio
AXA 400 Managed Volatility Portfolio	EQ/Capital Guardian Research Portfolio
AXA 500 Managed Volatility Portfolio	EQ/Common Stock Index Portfolio
AXA 2000 Managed Volatility Portfolio	EQ/Convertible Securities Portfolio
AXA Aggressive Strategy Portfolio	EQ/Core Bond Index Portfolio
AXA Balanced Strategy Portfolio	EQ/Emerging Markets Equity PLUS Portfolio
AXA Conservative Growth Strategy Portfolio	EQ/Energy ETF Portfolio
AXA Conservative Strategy Portfolio	EQ/Equity 500 Index Portfolio
AXA Global Equity Managed Volatility Portfolio	EQ/GAMCO Mergers and Acquisitions Portfolio
AXA Growth Strategy Portfolio	EQ/GAMCO Small Company Value Portfolio
AXA International Core Managed Volatility Portfolio	EQ/Global Bond PLUS Portfolio
AXA International Managed Volatility Portfolio	EQ/High Yield Bond Portfolio
AXA International Value Managed Volatility Portfolio	EQ/Intermediate Government Bond Portfolio
AXA Large Cap Core Managed Volatility Portfolio	EQ/International Equity Index Portfolio
AXA Large Cap Growth Managed Volatility Portfolio	EQ/Invesco Comstock Portfolio

AXA Large Cap Value Managed Volatility Portfolio	EQ/JPMorgan Value Opportunities Portfolio
AXA Mid Cap Value Managed Volatility Portfolio	EQ/Large Cap Growth Index Portfolio
AXA Moderate Growth Strategy Portfolio	EQ/Large Cap Value Index Portfolio
AXA Natural Resources Portfolio	EQ/Low Volatility Global ETF Portfolio
AXA Real Estate Portfolio	EQ/MFS International Growth Portfolio
AXA SmartBeta Equity Portfolio	EQ/Mid Cap Index Portfolio
AXA Ultra Conservative Strategy Portfolio	EQ/Money Market Portfolio
AXA/AB Dynamic Growth Portfolio	EQ/Oppenheimer Global Portfolio
AXA/AB Dynamic Moderate Growth Portfolio	EQ/PIMCO Global Real Return Portfolio
AXA/AB Short Duration Government Bond Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
AXA/AB Small Cap Growth Portfolio	EQ/Quality Bond PLUS Portfolio
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	EQ/Small Company Index Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	EQ/T. Rowe Price Growth Stock Portfolio
AXA/Franklin Balanced Managed Volatility Portfolio	EQ/UBS Growth and Income Portfolio
AXA/Franklin Small Cap Value Managed Volatility Portfolio	Multimanager Aggressive Equity Portfolio
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	Multimanager Core Bond Portfolio
AXA/Goldman Sachs Strategic Allocation Portfolio	Multimanager Mid Cap Growth Portfolio
AXA/Horizon Small Cap Value Portfolio	Multimanager Mid Cap Value Portfolio
AXA/Invesco Strategic Allocation Portfolio	Multimanager Technology Portfolio

As used herein, the term “Enterprise and MONY Portfolios” refers to All Asset Growth – Alt 20 Portfolio, AXA/Loomis Sayles Growth Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/MFS International Growth Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, and EQ/UBS Growth and Income Portfolio; the term “AXA Managed Volatility Portfolios” refers to ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, and AXA International Managed Volatility Portfolio; and the term “Multimanager Portfolios” refers to Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio.

This Joint Proxy Statement relates to the following matters:

Summary of Proposals	Shareholders Entitled to Vote on a Proposal
1. To elect a Board of Trustees.	For each Trust, the shareholders of all Portfolios of that Trust will vote collectively as a single class on the election of each nominee to the Board of Trustees.
2.A. To approve changes to each Portfolio’s fundamental investment restriction with respect to diversification.	The shareholders of each Portfolio (other than the AXA Natural Resources Portfolio, the EQ/PIMCO Global Real Return Portfolio, the AXA Managed Volatility Portfolios and the AXA/AB Short Duration Government Bond Portfolio, which have not designated their diversification status as a fundamental investment restriction, and the All Asset Moderate Growth – Alt 15 Portfolio and the Multimanager Technology Portfolio) will vote separately on this Proposal.
2.B. To approve changes to each Portfolio’s fundamental investment restriction with respect to borrowing money.	The shareholders of each Portfolio (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, the All Asset Moderate Growth – Alt 15 Portfolio, and the VIP Portfolios) will vote separately on this Proposal.

Summary of Proposals	Shareholders Entitled to Vote on a Proposal
2.C. To approve changes to each Portfolio’s fundamental investment restriction with respect to issuing senior securities.	The shareholders of each Portfolio (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, the All Asset Moderate Growth – Alt 15 Portfolio, and the VIP Portfolios) will vote separately on this Proposal.
2.D. To approve changes to each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	The shareholders of each of the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios will vote separately on this Proposal.
2.E. To approve changes to each Portfolio’s fundamental investment restriction with respect to underwriting.	The shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) will vote separately on this Proposal.
2.F. To approve changes to each Portfolio’s fundamental investment restriction with respect to concentrating.	The shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) will vote separately on this Proposal.

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Summary of Proposals	Shareholders Entitled to Vote on a Proposal
2.G. To approve changes to each Portfolio’s fundamental investment restriction with respect to investing in real estate.	The shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) will vote separately on this Proposal.
2.H. To approve changes to each Portfolio’s fundamental investment restriction with respect to investing in commodities.	The shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) will vote separately on this Proposal.
2.I. To approve changes to each Portfolio’s fundamental investment restriction with respect to making loans.	The shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) will vote separately on this Proposal.
3. To approve changing Multimanager Technology Portfolio from a diversified fund to a non-diversified fund.	The shareholders of Multimanager Technology Portfolio will vote separately on this Proposal.
4. To transact such other business that may properly come before the Meeting.

The Board of each Trust has determined that the use of this Joint Proxy Statement for such Trust’s Meeting is in the best interests of the Trust and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Trusts.

Each Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” Each Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) is the investment manager and administrator of each Portfolio. AXA Distributors, LLC, an affiliate of FMG LLC, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trusts’ principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment advisers listed in Exhibit A (the “Sub-Advisers”) serve as investment sub-advisers to certain of the EQ Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card(s) and attending the Meeting is included at the end of this Joint Proxy Statement in the section entitled “Voting Information.”

Important Notice Regarding the Availability of Proxy Materials for the Joint Shareholder Meeting to be Held on March 28, 2017

This Joint Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about each Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Joint Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about [February 1, 2017]. This Joint Proxy Statement and proxy or voting instruction card(s) also will be available at www.proxyvote.com on or about [February 1, 2017]. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by each Trust.

Each Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of a Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

OVERVIEW

Under Proposal 1, the shareholders of each Trust are being asked separately to elect 10 trustee nominees to serve on the Board of Trustees of their Trust.

The shareholders of the EQ Portfolios are being asked to elect each of the eight current members of the Board of Trustees of the EQ Trust (the “EQ Board”) as well as two new trustee nominees to serve on the EQ Board.

The shareholders of the VIP Portfolios are being asked to elect the same 10 individuals who have been nominated to serve on the Board of Trustees of the EQ Trust to serve as the Board of Trustees for the VIP Trust (the “VIP Board”). Accordingly, if shareholders of the VIP Portfolios and the EQ Portfolios separately approve the election of the 10 trustee nominees, the same Board of Trustees would oversee both Trusts. Shareholders of the VIP Portfolios are being asked to elect the same members of the EQ Board to serve on the VIP Board in order to create a unified governance and oversight structure for the registered investment companies in the fund complex, which has the potential to provide certain future cost savings for the Trusts, as well as certain administrative efficiencies.

Under Proposals 2.A. through 2.I., the shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) are being asked to approve changes to the fundamental investment restrictions that apply to that Portfolio. The 1940 Act requires all mutual funds (such as the Portfolios) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.I. are intended to give the Portfolios greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. The amendments are also intended to create more uniform investment restrictions among the mutual funds in the fund complex. The shareholders of the All Asset Moderate Growth – Alt 15 Portfolio will be asked, by means of a separate proposal in a separate proxy statement, to approve changes to the fundamental investment restrictions that apply to that Portfolio.

Under Proposal 3, the shareholders of Multimanager Technology Portfolio are being asked to change the Portfolio from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Portfolio to invest larger percentages of its assets in the securities of a single issuer. The proposed change would provide the Portfolio with increased flexibility to respond to future investment opportunities.

PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES

Background

The purpose of this Proposal is to elect the same 10 trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of each Trust. The 10 new Nominees together are referred to herein as the “New Board.”

The fund complex currently includes three registered investment companies — the VIP Trust, the EQ Trust, and 1290 Funds. These investment companies share the same investment manager/adviser, FMG LLC, and certain administrative, legal, compliance, marketing and other functions. Currently, the VIP Trust is overseen by a

Board of Trustees that, with the exception of Steven M. Joenk, is composed of different individuals than those who serve on the Board of Trustees that oversees both the EQ Trust and 1290 Funds. As it relates to the VIP Trust, this Proposal is intended to elect the same members who serve on the EQ Board to serve on the VIP Board as part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the VIP Trust, the EQ Trust, and 1290 Funds and to provide for potential cost savings to shareholders of all of the Trusts within the fund complex which may result from such efficiencies. The Board of Trustees of the VIP Trust supports this Proposal as it is intended to provide for potential cost savings to shareholders of the VIP Trust, as well as enhance the potential future growth prospects for the VIP Portfolios, which could lead to additional cost savings.

Eight of the 10 Nominees are currently members of the Board of Trustees that oversees both the EQ Trust and 1290 Funds. The remaining two Nominees currently serve as consultants to the Board of Trustees that oversees both the EQ Trust and 1290 Funds and are first-time Nominees for the Board of Trustees of the EQ Trust (and, by means of a separate proposal in a separate proxy statement, 1290 Funds). One of the 10 Nominees, Steven M. Joenk, is also currently a member of the Board of Trustees that oversees the VIP Trust. Nine of the 10 Nominees are first-time Nominees for the Board of Trustees of the VIP Trust. Assuming that the Proposal for the election of the 10 Nominees is approved by both the shareholders of the VIP Trust and the shareholders of the EQ Trust (and, by means of a separate proposal in a separate proxy statement, the shareholders of 1290 Funds), the same Board of Trustees would oversee the VIP Trust, the EQ Trust, and 1290 Funds.

The Proposed EQ Board

The current EQ Board and its Governance Committee, which consists of all of the current Independent Trustees of the EQ Trust (and is described in more detail below), has determined to increase the size of the EQ Board from eight to 10 members and has proposed for election by shareholders each of the eight current members of the EQ Board as well as two new Board members. The EQ Trust’s current Trustees are Thomas W. Brock, Donald E. Foley, Steven M. Joenk, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the EQ Trust. Messrs. Brock, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Ms. Williams are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the EQ Trust. The EQ Trust’s Governance Committee identified the two new Nominees to the EQ Board, Mark A. Barnard and Gloria D. Reeg, through the use of a third party search firm and extensive interviews with multiple candidates. If elected, both Mr. Barnard and Ms. Reeg would be Independent Trustees of the EQ Trust.

As part of its evaluation of this Proposal, the Governance Committee of the EQ Board considered a number of factors, including that (1) the increased size, diversity, skill sets and depth of experience of the New Board should enhance the New Board’s ability to respond to the increasing complexities of the mutual fund business; and (2) a larger number of Independent Trustees should provide additional resources to the New Board for compliance, regulatory and risk management oversight.

The Proposed VIP Board

The current VIP Board and its Compliance, Nominating and Compensation Committee, which consists of all of the current Independent Trustees of the VIP Trust (and is described in more detail below), has determined to increase the size of the VIP Board from six to 10 members and has proposed for election one of the current members of the VIP Board, Steven M. Joenk, as well as nine new Board members. Mr. Joenk is an Interested Trustee of the VIP Trust. The nine new Nominees to the VIP Board are Mark A. Barnard, Thomas W. Brock, Donald E. Foley, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams. If elected, Messrs. Barnard, Brock, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Mses. Reeg and Williams would be Independent Trustees of the VIP Trust. The five current Independent Trustees of the VIP Trust are not standing for re-election.

At a meeting held on December 5, 2016, the Compliance, Nominating and Compensation Committee of the VIP Board considered a proposal by FMG LLC to elect the 10 Nominees in order to create a unified governance and oversight structure for the registered investment companies in the fund complex, which has the potential to provide certain future cost savings for the VIP Portfolios and their shareholders, as well as certain administrative efficiencies. At the meeting of the Compliance, Nominating and Compensation Committee, the Committee met with representatives of the EQ Board and discussed, among other things, the skills and qualifications of each of the Nominees and the governance processes and structure employed by the EQ Board, including the Committee structure employed by the EQ Board. The Compliance, Nominating and Compensation Committee also discussed with the representatives of the EQ Board their expectations as to how the oversight of the VIP Trust would be integrated into the oversight structure employed by the EQ Board and the EQ Board members’ familiarity with funds that are similar to the VIP Portfolios and with matters that may arise due to the structure of the VIP Portfolios. In this regard, it was noted that each Nominee is familiar with FMG LLC and its operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees, as a result of his or her service as a Trustee of or a consultant to the Board of Trustees of the EQ Trust and 1290 Funds.

As part of its evaluation of the VIP Board proposal, the Compliance, Nominating and Compensation Committee and the current VIP Board considered a number of factors, including the following: (1) a single Board overseeing all of the registered investment companies in the fund complex may facilitate more uniform governance and oversight of the funds in the fund complex; (2) a single Board may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (3) a single Board may assist in reducing the administrative costs and burdens on fund management that are inherent in reporting to two separate Boards and may allow fund management to devote more time and resources to providing other services to the funds in the fund complex; (4) the Nominees have the requisite industry experience, skills and expertise to properly oversee the VIP Trust, comparable in nature to those of the current Trustees of the VIP Trust; (5) through their experience with similar EQ Portfolios, the Nominees have the requisite familiarity with the nature of the VIP Portfolios and the issues the Trustees are likely to face; and (6) the change in the Board oversight structure for the VIP Trust is not expected to be in any way detrimental to the VIP Trust or to shareholders of the VIP Portfolios.

Representatives of FMG LLC also discussed the VIP Board proposal with the Compliance, Nominating and Compensation Committee and expressed their belief that the proposal and the election of the 10 Nominees to the VIP Board is in the best interests of the VIP Trust, the VIP Portfolios and their shareholders. In this regard, the Committee and the VIP Board considered that the proposal was part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the VIP Trust, the EQ Trust, and 1290 Funds and to provide for potential cost savings to shareholders of all of the Trusts within the fund complex which may result from such efficiencies. In considering these various matters, the Compliance, Nominating and Compensation Committee also met privately, with only the Independent Trustees’ independent legal counsel present, to discuss the information provided to it regarding the VIP Board proposal and to discuss collective impressions of the Nominees and their qualifications.

The current VIP Board also considered that FMG LLC has agreed to bear all costs and expenses of the VIP Trust associated with soliciting shareholder approval of this Proposal.

After further discussion, upon the recommendation of its Compliance, Nominating and Compensation Committee, the current VIP Board unanimously determined to recommend that shareholders of the VIP Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with the VIP Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Joint Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the applicable Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Trustees of each Trust. With respect to each Trust, to be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. Subject to the foregoing, if elected by shareholders of a Trust, each Nominee who would be new to the Board of that Trust would begin service as a Trustee of that Trust on or about [April 1, 2017] (the “Effective Date”).

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trusts. The business address of all Nominees is 1290 Avenue of the Americas, New York, New York 10104. Messrs. Barnard, Brock, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Mses. Reeg and Williams are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

The Governance Committee of the EQ Board and the Compliance, Nominating and Compensation Committee of the VIP Board each also considered that, if elected by shareholders of the EQ Trust and the VIP Trust, respectively, all but one of the members of the New Board will be Independent Trustees and that, although the Chairman of the New Board will be an Interested Trustee, there will be a Lead Independent Trustee, as discussed below.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*
Steven M. Joenk (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee**, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present (EQ Trust) Trustee***, Chairman from September 2004 to present, Chief Executive Officer from December 2002 to present, President from November 2001 to present (VIP Trust)	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.	118	None.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees
Mark A. Barnard (1949)	Consultant† and Trustee	**, † (EQ Trust) *** (VIP Trust)	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to present, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	118 if elected at the Meeting and at a separate meeting of the shareholders of 1290 Funds	From 2003 to 2011, Director, Fortress Investment Company Investment Funds.
Thomas W. Brock (1949)	Trustee	From January 2016 to present** (EQ Trust) *** (VIP Trust)	From June 2016 to present, Director and President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	95 (118 if elected at the Meeting)

From 2012 to January,

2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); from 2002 to 2005, Director and Audit Committee Member, two registered hedge funds-of-funds sponsored by Bank of America Alternative Advisors; from 2006 to 2012, Director, Stone Harbor Investment Funds (5).

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Donald E. Foley (1951)	Trustee	From January 2014 to present** (EQ Trust) *** (VIP Trust)	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	95 (118 if elected at the Meeting)

From 2011 to 2012 Director, and from 2012 to 2016 Advisory Committee Member,

M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky (1945)	Trustee	From March 1997 to present** (EQ Trust) *** (VIP Trust)	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	95 (118 if elected at the Meeting)	None.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
H. Thomas McMeekin (1953)	Trustee	From January 2014 to present** (EQ Trust) *** (VIP Trust)	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	95 (118 if elected at the Meeting)	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg (1951)	Consultant† and Trustee	**, † (EQ Trust) *** (VIP Trust)	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director – Global Consulting, Russell Investment Group.	118 if elected at the Meeting and at a separate meeting of the shareholders of 1290 Funds	From 2005 to 2007, Trustee, Casey Family Programs (foundation).
Gary S. Schpero (1953)	Lead Independent Trustee	From May 2000 to present, Independent Trustee; from September 2011 to present, Lead Independent Trustee** (EQ Trust) *** (VIP Trust)	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	95 (118 if elected at the Meeting)	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Kenneth L. Walker (1952)	Trustee	From January 2012 to present** (EQ Trust) *** (VIP Trust)	From May 2002 to March 2016, Partner and from March 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	95 (118 if elected at the Meeting)	None.
Caroline L. Williams (1946)	Trustee	From January 2012 to present** (EQ Trust) *** (VIP Trust)	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	95 (118 if elected at the Meeting)	None.

†	Mr. Barnard and Ms. Reeg each currently serves as a consultant to the Board of Trustees of the EQ Trust. It is anticipated that Mr. Barnard and Ms. Reeg will serve as consultants to the EQ Trust until December 31, 2017 (unless extended or otherwise modified), or until their election by shareholders, whichever is earlier.
*	Affiliated with the Trust’s investment manager.
**	Each Nominee elected will serve during the lifetime of the EQ Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The EQ Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 74 years.
***	Each Nominee elected will hold office for life or until his or her successor is elected or the VIP Trust terminates; except that any Trustee may resign or may be removed, and any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired.
****	The registered investment companies in the fund complex include the VIP Trust, the EQ Trust, and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience of the Nominees

Each current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. Each current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of each Trust, each current Board considered a wide variety of information about the Nominee, and multiple factors contributed to each current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Portfolios and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the New Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to each current Board’s conclusion that the Nominee should serve as a Trustee of each Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that each current Board believes support a conclusion that the Nominee should serve as Trustee of each Trust in light of each Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the VIP Trust and the EQ Trust and other registered investment companies, including 1290 Funds.

Independent Nominees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations and multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations, and investment companies.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service as a Trustee of the EQ Trust and 1290 Funds, and multiple years of service on the boards of public and private companies and organizations.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service as a Trustee of the EQ Trust and 1290 Funds, and has multiple years of service on the boards of public and private companies and organizations.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, and multiple years of service on the board of a national foundation.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the EQ Trust and 1290 Funds, as well as other unaffiliated investment companies.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service as a Trustee of the EQ Trust and 1290 Funds, and multiple years of service on the boards of public and private companies and organizations.

Structure of the Current EQ Board

The EQ Board currently is comprised of eight Trustees, and there are two vacancies on the Board. Seven of the eight current Trustees are Independent Trustees. Mr. Joenk, who, among other things, serves as Chairman of the EQ Board, is an Interested Trustee. The EQ Board has appointed Mr. Schpero to serve as Lead Independent Trustee. The EQ Trust’s Lead Independent Trustee is recommended by the EQ Trust’s Governance Committee (discussed in more detail below) and approved by the full EQ Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the EQ Trust’s management between Board meetings.

The EQ Board holds six regular meetings each year to consider and address matters involving the EQ Trust and its Portfolios. The EQ Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The EQ Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The EQ

Board believes that this structure allows all of the Independent Trustees to participate in the full range of the EQ Board’s oversight responsibilities. The EQ Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the EQ Trust, the number of Portfolios offered by the EQ Trust, the number of Trustees overseeing the EQ Trust and the EQ Board’s oversight responsibilities, as well as the EQ Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

The Audit Committee’s function is to oversee the EQ Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the EQ Trust’s financial statements and the independent audit thereof, and act as a liaison between the EQ Trust’s independent accountants and the EQ Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the EQ Trust’s independent accountants and evaluates their independence; meets with the EQ Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the EQ Trust’s financial statements and the EQ Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the EQ Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2016. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s function is to consider the size and structure of the EQ Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the EQ Board and for membership on any EQ Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the EQ Trust’s Chief Compliance Officer (“CCO”); and review the independence of outside counsel to the Independent Trustees. The Governance Committee also assists the EQ Board in selecting, appointing, and evaluating the EQ Trust’s CCO and meets in executive session from time to time with FMG LLC to discuss the CCO’s performance and the effectiveness of the EQ Trust’s compliance program. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of FMG LLC or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the EQ Trust’s investment adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the EQ Trust. The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of EQ Trustee. The Governance Committee gives recommendations provided by the EQ Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by Contractholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the EQ Board. The Governance Committee periodically reviews the size and composition of the EQ Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the EQ Board, so that the EQ Board reflects the appropriate balance of experience, skills, attributes and diversity required for the EQ Board as a whole. The Governance Committee held four meetings during the fiscal year ended December 31, 2016. Mr. Komisarjevsky serves as the Chair of the Governance Committee. A copy of the Governance Committee’s written charter is attached to this Joint Proxy Statement as Exhibit B.

The Investment Committee’s function is to assist the EQ Board in its oversight of EQ Portfolio performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the EQ Board reviews EQ Portfolio performance and interfacing with personnel at FMG LLC and the Sub-Advisers responsible for portfolio management. In addition, two sub-groups of the Investment Committee (a third sub-group was added October 1, 2016), comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with Sub-Advisers during in-person presentations made throughout the year. The Investment Committee met five times during the fiscal year ended December 31, 2016. Mr. McMeekin and Mr. Walker and, effective October 1, 2016, Mr. Foley, serve as the co-Chairs of the Investment Committee.

During the fiscal year ended December 31, 2016, each current EQ Trustee attended at least 75% of the aggregate of: (i) the total number of EQ Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Structure of the Current VIP Board

The VIP Board currently is comprised of six Trustees. Gerald C. Crotty, Barry Hamerling, Thomas P. Lemke, Cynthia R. Plouché, and Rayman L. Solomon, five of the six current Trustees, are Independent Trustees. Mr. Joenk, who, among other things, serves as Chairman of the VIP Board, is an Interested Trustee. As designated by the Independent Trustees, the VIP Board’s Lead Independent Trustee is currently Ms. Plouché. The Lead Independent Trustee serves as liaison for the Independent Trustees and the VIP Trust’s management between VIP Board meetings and, working with the Chairman and counsel, assures that items of interest and desired presentations are reflected in the VIP Board’s meeting agendas.

The VIP Board holds four regular meetings each year to consider and address matters involving the VIP Trust and its Portfolios. The VIP Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The VIP Board has established a committee structure that includes an Audit Committee and a Compliance, Nominating and Compensation Committee. All Independent Trustees are members of each Committee. The VIP Board believes this structure allows all of the Independent Trustees to participate in the full range of the VIP Board’s oversight responsibilities. The VIP Board reviews its structure regularly and believes that its leadership structure, including the role of the liaisons, is appropriate given the asset size of the VIP Trust, the number of Portfolios offered by the VIP Trust, the number of Trustees overseeing the VIP Trust and the VIP Board’s oversight responsibilities, as well as the VIP Trust’s business activities and its use as an investment vehicle in connection with the Contracts and retirement plans.

The Audit Committee’s function is to oversee the VIP Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the VIP Trust’s financial statements and the independent audit thereof, and act as a liaison between the VIP Trust’s independent accountants and the VIP Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the VIP Trust’s independent accountants and evaluates their independence; meets with the VIP Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the VIP Trust’s financial statements and the VIP Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the VIP Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2016. Mr. Solomon serves as the Chair of the Audit Committee.

The Compliance, Nominating and Compensation Committee’s functions are to coordinate the VIP Board’s oversight of the CCO in connection with his or her implementation of compliance policies and procedures that are reasonably designed to ensure compliance by the VIP Trust and its primary service providers with applicable federal securities laws (“Compliance Program”); provide oversight of the VIP Trust’s CCO; consider the size and structure of the VIP Board; evaluate and nominate candidates for Independent Trustee membership on the VIP Board and for membership on committees of the VIP Trust; and review the compensation arrangements for each of the Independent Trustees. The Compliance, Nominating and Compensation Committee also assists the VIP Board in selecting, appointing, and evaluating the VIP Trust’s CCO and meets in executive session from time to time with FMG LLC to discuss the CCO’s performance and the effectiveness of the VIP Trust’s Compliance Program. The Compliance, Nominating and Compensation Committee, when appropriate, will seek to identify candidates to serve as Independent Trustee with the assistance of FMG LLC or another third party service provider or independent contractor or by such other means as the Compliance, Nominating and Compensation Committee deems appropriate. In connection with its evaluation of candidates, the Compliance, Nominating and Compensation Committee reviews each candidate’s overall qualifications for VIP Board membership and each candidate’s independence from the VIP Trust’s investment adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the VIP Trust. The Compliance, Nominating and Compensation Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Compliance, Nominating and Compensation Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of VIP Trustee. The Compliance, Nominating and Compensation Committee gives recommendations provided by the VIP Trust’s officers the same consideration as any other candidate. The Compliance, Nominating and Compensation Committee will not consider nominees recommended by Contractholders. The Compliance, Nominating and Compensation Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the VIP Board. The Compliance, Nominating and Compensation Committee periodically reviews the size and composition of the VIP Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the VIP Board, so that the VIP Board reflects the appropriate balance of experience, skills, attributes and diversity required for the VIP Board as a whole. The Compliance, Nominating and Compensation Committee held four meetings during the fiscal year ended December 31, 2016. Mr. Lemke serves as the Chair of the Compliance, Nominating and Compensation Committee. A copy of the Compliance, Nominating and Compensation Committee’s written charter is attached to this Joint Proxy Statement as Exhibit C.

During the fiscal year ended December 31, 2016, each current VIP Trustee attended at least 75% of the aggregate of: (i) the total number of VIP Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

If shareholders of the VIP Trust approve the election of the 10 Nominees, it is expected that the New Board of the VIP Trust would implement the governance and oversight structure of the current EQ Board, as described above.

Risk Oversight of the Trusts

The management of various risks relating to the administration and operation of a Trust and its Portfolios is the responsibility of FMG LLC and the other service providers, including (in the case of certain EQ Portfolios) any Sub-Advisers, retained by the Trust or FMG LLC, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of a Trust and its Portfolios, a Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trusts and the risk of conflicts of interest affecting FMG LLC (or its affiliates) in managing the Portfolios. Each Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of a Board, FMG LLC and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by a Board and in the responsibilities of officers of a Trust and other service providers. Each Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

A Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of a Trust and from other service providers. A Board requires senior officers of a Trust, including the President, Chief Financial Officer, Chief Investment Officer, and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to a Board and to its Audit Committee on a Trust’s internal controls and accounting and financial reporting policies and practices. A Board and its Audit Committee also receive regular reports from a Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, a Board meets with a Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, a Board receives reports from FMG LLC on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee regarding the valuation of those investments. A Board also receives reports from a Trust’s primary service providers on a periodic or regular basis, including (in the case of certain EQ Portfolios) the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. A Board also requires FMG LLC to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Compensation

No director, trustee, member, officer, or employee of FMG LLC or an affiliated company receives any compensation or reimbursement from a Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of each Trust and, therefore, has not been compensated by either Trust for his service as a Trustee.

Effective October 1, 2016, each Independent Trustee of the EQ Trust receives from the EQ Trust an annual fee of $312,000, payable quarterly, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $65,000 is paid to the Lead Independent Trustee; an annual retainer of $30,000 is paid to the Chair of the Audit Committee; an annual retainer of $30,000 is paid to the Chair of the Governance Committee; and an annual retainer of $20,000 is paid to each of the co-Chairs of the Investment Committee. Trustees also receive reimbursement from the EQ Trust for expenses associated with attending Board or Committee meetings. The Independent Trustees of the EQ Trust are not expected to increase the compensation set forth above as part of this Proposal.

Information regarding compensation paid to the Independent Trustees of the EQ Trust for the most recent fiscal year ended December 31, 2016, is set forth below. No compensation information is set forth for Board members of the VIP Trust whose term of office as Trustees of the VIP Trust will not continue after the Nominees, if elected by shareholders, assume the role of Trustees of the VIP Trust.

Trustee Compensation Table

for the Fiscal Year Ended December 31, 2016**

Trustee	Aggregate Compensation from the Trust*	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Thomas W. Brock	$291,750	$0	$0	$293,750
Donald E. Foley	$296,750	$0	$0	$298,750
Christopher P.A. Komisarjevsky	$314,250	$0	$0	$316,250
H. Thomas McMeekin	$308,000	$0	$0	$310,000
Gary S. Schpero	$338,000	$0	$0	$340,000
Kenneth L. Walker	$308,000	$0	$0	$310,000
Caroline L. Williams	$318,000	$0	$0	$320,000

*	Effective October 1, 2015, each Independent Trustee of the EQ Trust received from the EQ Trust an annual fee of $285,000, payable quarterly, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $40,000 was paid to the Lead Independent Trustee; an annual retainer of $25,000 was paid to the Chair of the Audit Committee; an annual retainer of $20,000 was paid to the Chair of the Governance Committee; and an annual retainer of $15,000 was paid to each of the co-Chairs of the Investment Committee. Trustees also received reimbursement from the EQ Trust for expenses associated with attending Board or Committee meetings.
**	For her service as a consultant to the Board of Trustees of the EQ Trust for the period from January 1, 2016 to December 31, 2016, Ms. Reeg received compensation in the amount of $123,750 and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant. For his service as a consultant to the Board of Trustees of the EQ Trust for the period from April 1, 2016 to December 31, 2016, Mr. Barnard received compensation in the amount of $92,812 and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant.
***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 95 portfolios of two (2) trusts in the fund complex.

Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Nominee in a Portfolio and in all portfolios in the aggregate within the same fund family overseen and/or to be overseen by the Nominee, as of December 31, 2016.

Name of Nominee	Dollar Range of Equity Securities in a Portfolio		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Family of Investment Companies*
Interested Nominee
Steven M. Joenk	EQ/GAMCO Small Company Value Portfolio	Over $100,000	Over $100,000

	AXA Moderate-Plus Allocation Portfolio	Over $100,000

Name of Nominee	Dollar Range of Equity Securities in a Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Family of Investment Companies*
Independent Nominees
Mark A. Barnard	None	None
Thomas W. Brock	None	None
Donald E. Foley	None	None
Christopher P. A. Komisarjevksy	None	None
H. Thomas McMeekin	None	None
Gloria D Reeg	None	None
Gary S. Schpero	None	None
Kenneth L. Walker	None	None
Caroline L. Williams	None	None

*	This column reflects information regarding ownership of equity securities issued by portfolios in the VIP Trust, the EQ Trust, and 1290 Funds.

The Nominees are not permitted to invest directly in shares issued by portfolios of the VIP Trust or the EQ Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies; to The AXA Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the Portfolios indirectly through a Contract.

No Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in FMG LLC, any Sub-Adviser or distributor of a Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of each Trust

The following table provides information regarding the officers of each Trust. Each officer was elected by the applicable Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the applicable Trust’s Board of Trustees. Unless otherwise noted, the business address of each Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chairman, President and Chief Executive Officer

From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President (EQ Trust)

Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present (VIP Trust)

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. (1955)	Senior Vice President, Chief Legal Officer and Secretary (EQ Trust) Vice President and Secretary (VIP Trust)

Secretary from July 1999 to present; Vice President from July 1999 to June 14, 2016; Senior Vice President and Chief Legal Officer from June 15, 2016 to present (EQ Trust)

From November 2001 to present (VIP Trust)

From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present, Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Director and Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer (EQ Trust) Vice President (VIP Trust)	Vice President from June 2010 to June 14, 2016; Senior Vice President and Chief Investment Officer from June 15, 2016 to present (EQ Trust) From June 2010 to present (VIP Trust)	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer (EQ Trust) Vice President (VIP Trust)	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 15, 2016 to present (EQ Trust) From June 2007 to present (VIP Trust)	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President of AXA Equitable.
Mary E. Cantwell (1961)	Vice President	From July 1999 to present (EQ Trust) From November 2001 to present (VIP Trust)	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, Director of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1978)	Assistant Controller	From March 2009 to present (EQ Trust) From February 2009 to present (VIP Trust)	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1974)	Assistant Controller	From March 2009 to present (EQ Trust) From February 2009 to present (VIP Trust)	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. (1973)	Vice President and Assistant Secretary	From September 2015 to present (EQ Trust) From December 2015 to present (VIP Trust)	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Anthony Geron, Esq. (1971)	Vice President and Assistant Secretary	From July 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014, Associate of Willkie Farr & Gallagher LLP (law firm).
Michael Weiner, Esq. (1982)	Vice President and Assistant Secretary	From July 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014, Associate of Milbank, Tweed, Hadley & McCloy LLP (law firm).
Joseph J. Paolo (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer

Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to present (EQ Trust)

Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from December 2005 to present (VIP Trust)

From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Joseph Signora (1977)	Vice President	From October 2015 to present (EQ Trust) From December 2015 to present (VIP Trust)	From December 2015 to present, Vice President of FMG LLC; from October 2015 to present, Senior Director, AXA Equitable; from July 2014 to October 2015, Deputy CCO, Emerging Global Advisors, LLC; from September 2014 to October 2015, CCO, EGA Emerging Global Shares Trust and EGA Diversified Core Fund; from October 2011 to June 2014, Director of Compliance, Van Eck Associates Corp.; from April 2007 to October 2011, Vice President, Compliance Artio Global Management LLC.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard Guinnessey (1963)	Vice President	From March 2011 to present (EQ Trust) From March 2010 to present (VIP Trust)	From June 2012 to present, Senior Director of FMG LLC; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu (1978)	Vice President (EQ Trust)	From June 15, 2016 to present	From December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Xavier Poutas (1977)	Vice President (EQ Trust)	From June 15, 2016 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai (1973)	Assistant Vice President (EQ Trust)	From June 15, 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley. .
Faria Adam (1968)	Assistant Secretary (EQ Trust)	From June 2016 to present	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to 2011, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Helen Espaillat (1963)	Assistant Secretary (EQ Trust)	From March 2009 to present	From July 2004 to present, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo (1978)	Assistant Secretary	From June 15, 2016 to present (EQ Trust) From March 2014 to present (VIP Trust)	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.
Kathleen Chapman (1954)	Assistant Secretary	From June 15, 2016 to present (EQ Trust) From March 2015 to present (VIP Trust)	From April 2014 to present, Lead Manager/Senior Legal Assistant of AXA Equitable; from March 2011 to April 2014 Mutual Funds Regulatory Manager of GE Asset Management Incorporated and from 2005 to March 2011, Vice President and Senior Paralegal of Allianz Global Investors of America L.P.

*	The officers in the table above hold similar positions with another registered investment company in the fund complex. The registered investment companies in the fund complex include the VIP Trust, the EQ Trust, and 1290 Funds.
**	Each officer is elected on an annual basis.

Shareholder Communications

Each Board of Trustees has provided for a process by which Contractholders may send communications to the Board. If a Contractholder wishes to send a communication to a Board, or to a specified Trustee, the communication should be submitted in writing to Patricia Louie, Secretary of the Trusts, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 1

For each Trust, the shareholders of all Portfolios of that Trust will vote collectively as a single class on Proposal 1. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. The approval of one Nominee is not contingent on the approval of the other Nominees.

For each Trust, the current Trustees of that Trust recommend that shareholders of that Trust vote “FOR” each Nominee in Proposal 1.

PROPOSAL 2: APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

Fundamental investment restrictions of mutual funds (such as the Portfolios) cannot be changed without shareholder approval. In contrast, non-fundamental investment restrictions may be amended by Board action, without separate shareholder approval.

The 1940 Act requires all mutual funds to adopt certain “fundamental” investment restrictions with respect to several specific types of activities, including a fund’s ability to: borrow money; issue senior securities; engage in the business of underwriting securities issued by other persons; concentrate its investments in any particular industry or group of industries; purchase or sell real estate; purchase or sell commodities; and make loans to other persons. The 1940 Act also requires funds to state whether they are diversified or non-diversified, as those terms are defined in the 1940 Act. The 1940 Act permits a fund to designate any other of its policies as fundamental investment restrictions, as the fund deems necessary or desirable.

FMG LLC has reviewed the Portfolios’ current fundamental investment restrictions and has recommended to the respective Boards that they be amended, subject to shareholder approval. In general, the amendments described in Proposals 2.A. through 2.I. are intended to give the Portfolios greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. Accordingly, the proposed investment restrictions are written and will be interpreted broadly. FMG LLC believes that the proposed investment restrictions will enhance FMG LLC’s and, as applicable for certain of the EQ Portfolios, the Sub-Advisers’ ability to manage the Portfolios in a changing regulatory or investment environment. The proposed amendments are also intended to create more uniform investment restrictions among the mutual funds in the fund complex. By making the investment restrictions of all such mutual funds consistent where it is possible to do so, monitoring compliance will be streamlined and more efficient. In addition, each of the Portfolios voting on Proposal 2.A. has designated its diversification status as a fundamental investment restriction. However, because the 1940 Act does not require a fund to do so, for each such Portfolio the fundamental investment restriction is proposed to be removed. As discussed below, shareholder approval will still be required if FMG LLC determines to change a Portfolio’s status from diversified to non-diversified.

The proposed amendments are not expected to have any material effect on the manner in which a Portfolio currently invests or operates or on the investment risks currently associated with a Portfolio.

While the proposed amendments are intended to provide FMG LLC and, as applicable, the Sub-Advisers with greater flexibility in managing each Portfolio’s assets, each Portfolio would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objective, strategies and policies expressed in the Portfolio’s prospectus and statement of additional information (“SAI”). From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, the proposed investment restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Portfolio’s investment restrictions could change in the future. To the extent that an amended investment restriction may provide a Portfolio with additional flexibility with respect to certain trading practices, and to the extent that a Portfolio uses such flexibility in the future, the Portfolio may become subject to a greater degree to the risks associated with such trading practices. Any material changes to the manner in which a Portfolio currently invests or operates or to the investment risks currently associated with a Portfolio in response to the amended investment restrictions would require consideration by the Board and disclosure in the Portfolio’s prospectus or SAI, as appropriate.

Proposals 2.A. through 2.I.

Shareholders of each Portfolio (other than the All Asset Moderate Growth – Alt 15 Portfolio) are being asked to approve amendments to the fundamental investment restrictions that apply to that Portfolio. The amendment to each investment restriction is set forth in a separate Proposal below, and the Portfolios whose shareholders will vote on each Proposal are identified under the caption for that Proposal. For each of Proposals 2.A. through 2.I., the term “Portfolios” refers to the Portfolios voting on the particular Proposal.

If approved by shareholders of a Portfolio, each amended investment restriction will become effective as to that Portfolio when that Portfolio’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Portfolio, the current investment restriction will remain in effect as to that Portfolio.

The shareholders of the All Asset Moderate Growth – Alt 15 Portfolio will be asked, by means of a separate proposal in a separate proxy statement, to approve changes to the fundamental investment restrictions that apply to that Portfolio.

Proposal 2.A: Fundamental Restriction Relating to Diversification

(All Portfolios, except the AXA Natural Resources Portfolio, the EQ/PIMCO Global Real Return Portfolio, the AXA Managed Volatility Portfolios and the AXA/AB Short Duration Government Bond Portfolio, which have not designated their diversification status as a fundamental investment restriction, and the All Asset Moderate Growth – Alt 15 Portfolio and the Multimanager Technology Portfolio)

The following are the statements of each Portfolio’s current investment restriction relating to diversification.

All Portfolios (other than the Enterprise and MONY Portfolios, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and the VIP Portfolios):

Each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies.

Each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies).

The Enterprise and MONY Portfolios, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and the VIP Portfolios:

Each Portfolio may not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The EQ Trust’s registration statement states that the AXA/AB Short Duration Government Bond Portfolio and each of the AXA Managed Volatility Portfolios is classified as a “diversified” fund under the 1940 Act and that each of the AXA Natural Resources Portfolio and the EQ/PIMCO Global Real Return Portfolio is classified as a “non-diversified” fund under the 1940 Act. These Portfolios have not designated their diversification status as a fundamental investment restriction; therefore, shareholders of these Portfolios are not being asked to vote on Proposal 2.A. The shareholders of Multimanager Technology Portfolio are being asked, by means of separate Proposal 3, to approve changing that Portfolio’s classification from diversified to non-diversified.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to diversification for all Portfolios voting on Proposal 2.A. will be removed. The proposed amendment does not change any such Portfolio’s classification as a diversified fund.

Discussion of Proposal 2.A.

The 1940 Act requires a fund to state whether it is a “diversified company” or a “non-diversified company,” as those terms are defined under the 1940 Act. The 1940 Act does not, however, require a fund to designate its diversification status as a fundamental investment restriction.

A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.

The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund. No such vote is required, however, for a fund to change its classification from non-diversified to diversified; such a change may occur by operation of law.

Each of the Portfolios voting on Proposal 2.A. has designated its diversification status as a fundamental investment restriction. However, the 1940 Act does not require a fund to do so. Accordingly, for each such Portfolio, the investment restriction is proposed to be removed because shareholders already have the right to vote on any changes to a Portfolio’s status as a diversified fund, and the 1940 Act establishes substantive limitations on the investments of diversified funds. Each Portfolio would rely on the definition of the term “diversified company” under the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.A.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.A.

Proposal 2.B: Fundamental Restriction Relating to Borrowing Money

(All Portfolios, except the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, the All Asset Moderate Growth – Alt 15 Portfolio, and the VIP Portfolios)

The following are the statements of each Portfolio’s current investment restriction relating to borrowing money.

All Portfolios:

Each Portfolio may not borrow money, except that:

a. each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the AXA/Goldman Sachs Strategic Allocation Portfolio, the AXA Large Cap Value Managed Volatility Portfolio, the EQ/PIMCO Global Real Return Portfolio and the AXA Real Estate Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the EQ/BlackRock Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to borrowing money for all Portfolios voting on Proposal 2.B. will provide as follows:

The Portfolio may not borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.B.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in borrowing money. The 1940 Act limits the amount a fund may borrow. Currently, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, such as clearance of fund transactions and share redemptions. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.

The proposed investment restriction will permit each Portfolio to borrow money, and to engage in trading practices and investments that may be considered to be borrowings, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to borrowing across all of the Portfolios.

As stated above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. For certain of the Portfolios, the current investment restriction is more restrictive than the 1940 Act. The proposed investment restriction will eliminate current restrictions on the purposes for which certain Portfolios may borrow (in particular, for non-leveraging purposes). Trading practices and investments that may involve leverage but are not considered to be borrowings are not subject to the proposed investment restriction. To the extent that any borrowing by a Portfolio involves leverage (that is, borrowing for investment purposes), the Portfolio may be subject to the risk that, if the securities held by the Portfolio decline in value while these transactions are outstanding, the Portfolio’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect of any changes in the market value of a Portfolio’s securities on the Portfolio’s net asset value per share and may increase the volatility of the Portfolio. In addition, any money borrowed will be subject to interest and other costs, which may raise a Portfolio’s overall expenses and reduce its returns.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.B.

Proposal 2.C: Fundamental Restriction Relating to Issuing Senior Securities

(All Portfolios, except the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, the All Asset Moderate Growth – Alt 15 Portfolio, and the VIP Portfolios)

The following are the statements of each Portfolio’s current investment restriction relating to senior securities.

All Portfolios:

Each Portfolio may not issue senior securities except in compliance with the 1940 Act.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to senior securities for all Portfolios voting on Proposal 2.C. will provide as follows:

The Portfolio may not issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.C.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the issuance of senior securities. Under the 1940 Act, an open-end fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over the fund’s shares with respect to the distribution of fund assets or the payment of dividends. SEC staff guidance and interpretations, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment and delayed delivery transactions).

The proposed investment restriction is substantially the same as the current investment restriction. The proposed amendment is intended merely to create a uniform investment restriction with respect to senior securities across all of the Portfolios. The proposed investment restriction will prohibit each Portfolio from issuing senior securities to the extent such issuance would violate the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.C.

Proposal 2.D: Fundamental Restrictions Relating to Issuing Senior Securities and Borrowing Money

(The Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios)

The following are the statements of each Portfolio’s current investment restriction relating to senior securities and borrowing money.

The Enterprise and MONY Portfolios, the Multimanager Portfolios, and the VIP Portfolios:

Each Portfolio may not issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions.

The AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, and the AXA/AB Short Duration Government Bond Portfolio:

Each Portfolio may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions.

Proposed Revision

For each Portfolio, FMG LLC is proposing to eliminate the unified current investment restriction with respect to both senior securities and borrowing money and replace it with separate proposed investment restrictions with respect to senior securities and borrowing money.

Under the proposed amendment, the investment restriction with respect to senior securities for all Portfolios voting on Proposal 2.D. will provide as follows:

The Portfolio may not issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

The proposed investment restriction with respect to senior securities for all Portfolios voting on Proposal 2.D. is the same investment restriction as that being proposed in Proposal 2.B. for the other Portfolios.

Under the proposed amendment, the investment restriction with respect to borrowing money for all Portfolios voting on Proposal 2.D. will provide as follows:

The Portfolio may not borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

The proposed investment restriction with respect to borrowing money for all Portfolios voting on Proposal 2.D. is the same investment restriction as that being proposed in Proposal 2.C. for the other Portfolios.

Discussion of Proposal 2.D.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the issuance of senior securities. Under the 1940 Act, an open-end fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over the fund’s shares with respect to the distribution of fund assets or the payment of dividends. SEC staff guidance and interpretations, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment and delayed delivery transactions).

The proposed amendment modifies each Portfolio’s investment restriction to prohibit the Portfolio from issuing senior securities to the extent such issuance would violate the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to senior securities across all of the Portfolios.

In addition, the 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in borrowing money. The 1940 Act limits the amount a fund may borrow. Currently, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, such as clearance of fund transactions and share redemptions. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.

The proposed amendment modifies each Portfolio’s investment restriction to permit the Portfolio to borrow money, and to engage in trading practices and investments that may be considered to be borrowings, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to borrowing across all of the Portfolios.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.D.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.D.

Proposal 2.E: Fundamental Restriction Relating to Underwriting

(All Portfolios other than the All Asset Moderate Growth – Alt 15 Portfolio)

The following are the statements of each Portfolio’s current investment restriction relating to underwriting.

All Portfolios (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios):

Each Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

The Enterprise and MONY Portfolios, the Multimanager Portfolios, and the VIP Portfolios:

Each Portfolio may not engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

The AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, and the AXA/AB Short Duration Government Bond Portfolio:

Each Portfolio may not engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to underwriting for all Portfolios voting on Proposal 2.E. will provide as follows:

The Portfolio may not engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.E.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.

The proposed amendment modifies each Portfolio’s investment restriction to permit the Portfolio to underwrite the securities of other issuers to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to underwriting across all of the Portfolios. The current investment restriction permits each Portfolio to resell restricted securities, and the proposed investment restriction would not change this.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.E.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.E.

Proposal 2.F: Fundamental Restriction Relating to Concentration

(All Portfolios other than the All Asset Moderate Growth – Alt 15 Portfolio)

The following are the statements of each Portfolio’s current investment restriction relating to concentration.

All Portfolios (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios):

Each Portfolio may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that:

a.	the AXA Natural Resources Portfolio, under normal circumstances, will invest 25% or more of its total assets in the natural resources group of industries;

b.	the AXA Real Estate Portfolio, under normal circumstances, will invest 25% or more of its total assets in the real estate group of companies;

c.	the EQ/High Yield Bond Portfolio, under normal circumstances, will invest 25% or more of its total assets in bank loans; and

d.	the EQ/Energy ETF Portfolio, under normal circumstances, will invest 25% or more of its total assets in companies engaged in activities in the energy group of industries.

The Enterprise and MONY Portfolios, the Multimanager Portfolios, and the VIP Portfolios:

Each Portfolio may not purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal securities and except that the Multimanager Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

The AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, and the AXA/AB Short Duration Government Bond Portfolio:

Each Portfolio may not purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, securities of other investment companies, or, with respect to each AXA Managed Volatility Portfolio, futures and options contracts on securities indices, or, with respect to the AXA/AB Short Duration Government Bond Portfolio, futures and options contracts.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to concentration for all Portfolios voting on Proposal 2.F., except the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio, the EQ/Energy ETF Portfolio, and the Multimanager Technology Portfolio, will provide as follows:

The Portfolio may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Under the proposed amendment, the investment restriction with respect to concentration for the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio, the EQ/Energy ETF Portfolio, and the Multimanager Technology Portfolio, each of which concentrates in particular industries or market sectors, will provide as follows:

The AXA Natural Resources Portfolio may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that the Portfolio will concentrate its investments in the natural resources group of industries.

The AXA Real Estate Portfolio may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that the Portfolio will concentrate its investments in the real estate group of companies.

The EQ/Energy ETF Portfolio may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that the Portfolio will concentrate its investments in companies engaged in activities in the energy group of industries.

The Multimanager Technology Portfolio may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that the Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

Discussion of Proposal 2.F.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Portfolios would not be able to change their investment restrictions with respect to concentration without seeking shareholder approval.

Unlike each Portfolio’s current investment restriction, its proposed investment restriction does not state a percentage limitation. Accordingly, each Portfolio’s proposed investment restriction would give the Portfolio the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to concentration across all of the Portfolios, to the extent possible.

In addition, under the 1940 Act, the so-called “Names Rule” requires a fund with a name that suggests that the fund focuses its investments in a particular type of investment (e.g., Stock Fund) or in a particular industry (e.g., Health Care Fund) to invest at least 80% of its net assets, plus borrowings for investment purposes, in the type of investment suggested by its name. Certain of the Portfolios are subject to non-fundamental names rule policies, as described in the Portfolios’ prospectuses. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. In the case of certain of the Portfolios, a Portfolio’s names rule policy may subject the Portfolio to a higher investment threshold than that described by its concentration restriction.

In the case of the EQ/High Yield Bond Portfolio, under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of the Portfolio’s names rule policy, a debt security is considered a “bond.” Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. Notwithstanding the proposed amendment to its investment restriction with respect to concentration, it is expected that the EQ/High Yield Bond Portfolio will continue to invest primarily in high-yield corporate bonds.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.F.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.F.

Proposal 2.G: Fundamental Restriction Relating to Real Estate

(All Portfolios other than the All Asset Moderate Growth – Alt 15 Portfolio)

The following are the statements of each Portfolio’s current investment restriction relating to real estate.

All Portfolios (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios):

Each Portfolio may not purchase or sell real estate, except that:

a.	each Portfolio, except the EQ/Core Bond Index Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

b.	the EQ/Core Bond Index Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages; and

c.	the AXA Real Estate Portfolio may: (i) purchase or sell securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) make, purchase, or sell real estate mortgage loans; (iii) purchase and sell mortgage-related securities; (iv) make direct investments in mortgages; and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, including mortgages.

The Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios:

Each Portfolio may not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to real estate for all Portfolios voting on Proposal 2.G. will provide as follows:

The Portfolio may not purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

Discussion of Proposal 2.G.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The 1940 Act does not prohibit a fund from investing in real estate, either directly or indirectly.

All of the Portfolios are currently subject to investment restrictions that generally prohibit the purchase or sale of real estate. However, under their current investment restrictions, all of the Portfolios have flexibility to make certain real estate-related investments that are carved out as exceptions to the restriction, although the language regarding these permissible exceptions varies among the Portfolios.

For each Portfolio, the proposed investment restriction is substantially similar to its current investment restriction. The proposed amendment is intended merely to create a uniform investment restriction with respect to real estate across all of the Portfolios.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.G.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.G.

Proposal 2.H: Fundamental Restriction Relating to Commodities

(All Portfolios other than the All Asset Moderate Growth – Alt 15 Portfolio)

The following are the statements of each Portfolio’s current investment restriction relating to commodities.

All Portfolios (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios):

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments, except that the EQ/Emerging Markets Equity Portfolio, EQ/Energy ETF Portfolio, EQ/High Yield Bond Portfolio, AXA Natural Resources Portfolio, AXA Real Estate Portfolio and EQ/PIMCO Global Real Return Portfolio may transact in securities and other instruments that provide exposure to physical commodities. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

The Enterprise and MONY Portfolios, the Multimanager Portfolios, and the VIP Portfolios:

Each Portfolio may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The AXA/AB Dynamic Growth Portfolio and the AXA/AB Dynamic Moderate Growth Portfolio:

Each Portfolio may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments.

The AXA Managed Volatility Portfolios and the AXA/AB Short Duration Government Bond Portfolio:

Each Portfolio may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and the Portfolio may invest in securities and other instruments backed by physical commodities.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to commodities for all Portfolios voting on Proposal 2.H. will provide as follows:

The Portfolio may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.H.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. The 1940 Act generally does not prohibit a fund from investing in commodities or commodity-related instruments. A fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid.

All of the Portfolios are currently subject to investment restrictions that generally prohibit the purchase or sale of physical commodities (for example, wheat, corn, cotton and rice). However, under their current investment restrictions, all of the Portfolios have flexibility to engage in financial contracts and derivative instruments that, under the federal securities and commodities laws, may be considered to be commodities or commodities interests, although the language regarding these permissible investments varies among the Portfolios. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and institutional investors.

The proposed investment restriction, rather than generally prohibiting the purchase or sale of physical commodities, will state that each Portfolio may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws and related interpretations (which would include, among other things, any changes to the rules and regulations administered by the Commodity Futures Trading Commission and the National Futures Association), as in effect from time to time. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to the purchase and sale of commodities across all of the Portfolios.

If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. Prices of commodities and commodity-related instruments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

To the extent that investments in commodities are considered illiquid, a Portfolio will be limited in the amount of illiquid assets it may purchase. The current SEC position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

In addition, a Portfolio will not qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC under the Internal Revenue Code.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.H.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.H.

Proposal 2.I: Fundamental Restriction Relating to Loans

(All Portfolios other than the All Asset Moderate Growth – Alt 15 Portfolio)

The following are the statements of each Portfolio’s current investment restriction relating to loans.

All Portfolios (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Multimanager Portfolios, and the VIP Portfolios):

Each Portfolio may not make loans, except that:

a.	This restriction shall not apply to the EQ/Intermediate Government Bond Portfolio, which may make secured loans, including lending cash or portfolio securities with limitation;

b.

each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets (50% in the case of each of the AXA/AB Small Cap Growth Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, and the EQ/Money Market Portfolio); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation.

The Enterprise and MONY Portfolios, the Multimanager Portfolios, and the VIP Portfolios:

Each Portfolio may not make loans, except loans of portfolio securities or cash (in the case of CharterSM Multi-Sector Bond Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The AXA/AB Dynamic Growth Portfolio, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, and the AXA/AB Short Duration Government Bond Portfolio:

Each Portfolio may not make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to loans for all Portfolios voting on Proposal 2.I. will provide as follows:

The Portfolio may not make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.I.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in making loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

Each Portfolio (other than the EQ/Intermediate Government Bond Portfolio) is currently subject to investment restrictions that generally prohibit the making of direct loans. However, under its current investment restrictions, each such Portfolio has flexibility to engage in certain transactions and investment-related practices (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements) that are carved out as exceptions to the restriction, although the language regarding these permissible exceptions varies among the Portfolios.

The proposed investment restriction will state that each Portfolio may not make loans to other persons to the extent prohibited by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, each Portfolio would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to loans across all of the Portfolios.

The proposed amendment would allow each Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. Thus, the Portfolios would continue to be able to engage in the types of transactions presently permitted by the current investment restrictions, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation.

In addition, the proposed amendment would allow each Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one Portfolio to temporarily lend cash to another Portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing Portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending Portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. Interfund lending also could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. While the Portfolios have not applied for interfund lending relief, they may do so in the future.

The current Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposal 2.I.

The current Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.I.

Required Vote for each of Proposals 2.A. through 2.I.

The shareholders of a Portfolio will vote on the approval of each of Proposals 2.A. through 2.I. with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of each of Proposals 2.A. through 2.I. with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.I., “voting securities” refers to the shares of a Portfolio. The approval of any one amendment in Proposals 2.A. through 2.I. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.I.

PROPOSAL 3: APPROVAL TO CHANGE THE MULTIMANAGER TECHNOLOGY PORTFOLIO FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

Background

FMG LLC has recommended to the EQ Board that the Multimanager Technology Portfolio change its classification from diversified to non-diversified, subject to shareholder approval. Shareholder approval of this change would enable the Portfolio to invest larger percentages of its assets in the securities of a single issuer. FMG LLC believes that the proposed change would provide the Portfolio with increased flexibility to respond to future investment opportunities. Investing a larger percentage of the Portfolio’s assets in any one issuer carries certain risks, as described below.

For an extended period of time, the Portfolio has operated as a “diversified” fund, as defined in the 1940 Act. A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.

Proposal 3

Shareholder approval of the proposal would enable the Portfolio to operate as a non-diversified fund. As a non-diversified fund, the percentage of the Portfolio’s assets invested in any single issuer would not be limited by the 1940 Act. The Portfolio would be able to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer.

FMG LLC believes that changing the Portfolio from a diversified fund to a non-diversified fund would give FMG LLC more flexibility in implementing the Portfolio’s investment strategies. The change would enable FMG LLC to focus the Portfolio’s investments on those securities that FMG LLC believes are the most promising. Because FMG LLC would be able to invest larger percentages of the Portfolio’s assets in the securities of a single issuer, FMG LLC would be able to take more meaningful positions in securities that are its top investment choices. Of course, FMG LLC’s top investment choices represent its subjective determinations; FMG LLC may not accurately assess the investment prospects of a particular security.

FMG LLC believes that this increased investment flexibility may provide opportunities to enhance the Portfolio’s performance; however, investing a larger percentage of the Portfolio’s assets in any one issuer could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If FMG LLC takes a larger position in an issuer that subsequently has an adverse return, the Portfolio may have a greater loss than it would have had if FMG LLC had diversified the Portfolio’s investments. FMG LLC would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

If the Portfolio’s shareholders approve this proposal, FMG LLC may operate the Portfolio as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Portfolio. FMG LLC will reserve freedom of action to operate the Portfolio as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if FMG LLC does not operate the Portfolio as non-diversified within three years of shareholder approval, 1940 Act rules will require FMG LLC again to seek shareholder approval to reserve freedom of action to operate the fund as non-diversified.

In addition, the Portfolio is now (and will remain) subject to the diversification rules of the Internal Revenue Code. These rules provide that, to maintain favorable tax treatment, the Portfolio must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Portfolio is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Portfolio’s fiscal year, so the Portfolio may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, FMG LLC has no current intention of investing in the securities of any single issuer beyond the limits described. Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

The following is a hypothetical situation in which operating the Portfolio as a non-diversified fund could give FMG LLC more flexibility in implementing the Portfolio’s investment strategies. This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (let’s call this portion the “25% basket”), the Portfolio may invest more than 5% of its total assets in one or more issuers. Take a hypothetical portfolio that includes, among many other securities, securities of three fictional companies: XYZ Corp., ABC Corp., and LMN Corp. At the time the Portfolio purchased securities of these companies, the companies made up the “25% basket”. Let’s say the Portfolio purchased XYZ Corp. at $5 per share. Later, XYZ Corp. increases in value to $20 per share and, combined with ABC Corp. and LMN Corp., now exceeds 25% of the Portfolio’s total assets. As described above, the Portfolio may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket. However, the Portfolio cannot take a larger position in XYZ Corp, even if XYZ Corp. is one of FMG LLC’s top investment choices, because (as a 1940 diversified fund) the Portfolio cannot add any more to the 25% basket. If, however, shareholders approve changing the fund from a diversified fund to a non-diversified fund, the Portfolio would be able to take a larger position in the XYZ Corp. in this hypothetical situation because the Portfolio would be able to invest as much as 25% in one issuer, and as much as 25% in a second issuer (as a non-diversified fund, the Portfolio would have two 25% baskets). Investing a larger percentage of the Portfolio’s assets in any one issuer carries certain risks, as described above.

The 1940 Act does not require a fund to designate its diversification status as a fundamental investment restriction. Accordingly, if the Portfolio’s shareholders approve changing its classification from diversified to non-diversified, the Portfolio will not designate its new status as a fundamental investment restriction.

If approved by the Portfolio’s shareholders, the change in the Portfolio’s classification from diversified to non-diversified will become effective when the Portfolio’s SAI is revised or supplemented to reflect the change.

Required Vote for Proposal 3

Only the shareholders of the Multimanager Technology Portfolio will vote on the approval of Proposal 3. Approval of Proposal 3 will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 3, “voting securities” refers to the shares of the Portfolio.

The current Trustees of the EQ Trust recommend that the shareholders of the Multimanager Technology Portfolio vote “FOR” Proposal 3.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as each Trust’s independent registered public accounting firm. Before PwC is engaged by a Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to each Trust for the last two fiscal years.

VIP Trust	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016
Audit Fees[1]	$875,368	$424,403
Audit-Related Fees[2]	$98,239	$50,206
Tax Fees[3]	$187,098	$324,620
All Other Fees[4]	$125,000	$0
Non-Audit Fees[5]	$0	$0

EQ Trust	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016
Audit Fees[1]	$2,703,505	$1,734,841
Audit-Related Fees[2]	$256,157	$211,979
Tax Fees[3]	$584,869	$1,047,202
All Other Fees[4]	$313.486	$226,833
Non-Audit Fees[5]	$0	$0

1	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
2	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Portfolio. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
3	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust.

Each Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant for the Trust. For each Trust, audit, audit-related and tax services provided to the Trust on an annual basis require pre-approval by the entire Audit Committee. In the event that the audit fees exceed the pre-approved estimated amount, a Trust’s Audit Committee’s delegate, consisting of the Trust’s Audit Committee chair, Chief Executive Officer, Chief Financial Officer and (for the EQ Trust) Lead Independent Trustee, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire Audit Committee. A Trust’s Audit Committee chair or the Lead Independent Trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the Trust’s principal accountant for the Trust, provided that each such service is brought to the attention of the Trust’s Audit Committee prior to the completion of the audit of the Trust’s financial statements.

Each Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to FMG LLC (not including any Sub-Adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with FMG LLC that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit D shows the number of outstanding shares of each Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” each applicable Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the applicable Trust. To be effective, such revocation must be received by the applicable Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known to a Board that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

For each Trust, the shareholders of all Portfolios of that Trust will vote collectively as a single class on Proposal 1. To be elected as Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of a Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Trust. The approval of one Nominee is not contingent on the approval of the other Nominees.

The shareholders of a Portfolio will vote on the approval of each of Proposals 2.A. through 2.I. with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of each of Proposals 2.A. through 2.I. with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.I., “voting securities” refers to the shares of a Portfolio. With respect to Proposals 2.A. through 2.I., the presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. The approval of any one amendment in Proposals 2.A. through 2.I. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.I.

Only the shareholders of the Multimanager Technology Portfolio will vote on the approval of Proposal 3. Approval of Proposal 3 will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 3, “voting securities” refers to the shares of the Portfolio. With respect to Proposal 3, the presence, in person or by proxy, of at least one-third of the shares of the Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposals 2.A. through 2.I. and Proposal 3 because each of these Proposals requires the affirmative vote of a specified majority of the applicable Portfolio’s outstanding voting securities. However, abstentions and broker non-votes will not have an effect on Proposal 1, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To each Trust’s knowledge, as of the Record Date, the current Trustees, the Nominees, and the officers of that Trust owned, individually and as a group, less than 1% of the shares of that Trust and each of its Portfolios.

As of November 30, 2016, except as set forth in Exhibit E, to each Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of its Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of its Portfolios. AXA Equitable and certain of its affiliated companies may be deemed to be control persons of a Trust by virtue of their direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Trust or a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by each Trust primarily by distribution of this Notice and Joint Proxy Statement on or about [February 1, 2017]. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates, or a Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person. Except as otherwise noted in Proposal 1, the cost of the Meeting, including the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, will be borne by each class of each Portfolio. However, FMG LLC has voluntarily agreed to pay expenses exceeding a class’s expense cap. The costs will be allocated among the Portfolios based upon the relative total net assets of each Portfolio. The costs will be allocated on a pro rata basis to each class of a Portfolio based on the net assets of each class relative to the total net assets of the Portfolio.

Adjournment or Postponement

If the quorum necessary to transact business with respect to a Trust or a Portfolio is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Joint Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trusts are not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trusts are not aware of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

* * * * *

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

INDEX TO EXHIBITS TO JOINT PROXY STATEMENT

EXHIBIT A

NAMES AND ADDRESSES OF THE SUB-ADVISERS

AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105	Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111
Allianz Global Investors U.S. LLC 555 Mission Street San Francisco, CA 94105	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3973
AXA Investment Managers, Inc. 100 West Putnam Avenue, 4th Floor Greenwich, CT 06830	MFS Investment Management 111 Huntington Avenue Boston, MA 02199
AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563	Morgan Stanley Investment Management, Inc. 522 Fifth Avenue New York, NY 10036
BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	Northern Cross, LLC 125 Summer Street, Suite 1400 Boston, MA 02110
BlackRock Investment Management, LLC PO Box 9011 Princeton, NJ 08543-9011	OppenheimerFunds, Inc. 225 Liberty Street, 11th Floor New York, NY 10281-1008
Boston Advisors, LLC One Liberty Square, 10th Floor Boston, MA 02109	Pacific Global Investment Management Company 101 N. Brand Boulevard, Suite 1950 Glendale, CA 91203
Capital Guardian Trust Company 333 South Hope Street Los Angeles, CA 90071	Pacific Investment Management Company, LLC 650 Newport Center Drive Newport Beach, CA 92660
ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Palisade Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024
Diamond Hill Capital Management, Inc. 325 John H. McConnell Boulevard, Suite 200 Columbus, OH 43215	Polen Capital Management LLC 1825 NW Corporate Boulevard Boca Raton, FL 33431
DoubleLine Capital LP 333 S. Grand Avenue, Suite 1800 Los Angeles, CA 90071	Post Advisory Group 1620 26th Street, Suite 6500N Santa Monica, CA 90404
The Dreyfus Corporation 200 Park Avenue New York, NY 10166	QS Investors, LLC 880 Third Avenue, 7th Floor New York, NY 10022
EARNEST Partners, LLC 1180 Peachtree Street, NE, Suite 2300 Atlanta, GA 30309	Scotia Institutional Asset Management US, Ltd. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9
Federated Global Investment Management Corp. 101 Park Avenue New York, NY 10178	SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111

A-1

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Franklin Advisory Services, LLC 55 Challenger Road RidgeField Park, NJ 07660	Templeton Investment Counsel, LLC 300 SE 2nd Street Fort Lauderdale, Florida 33301
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078	Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506
GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Vaughan Nelson Investment Management 600 Travis Street Houston, TX 77002
Horizon Asset Management LLC 470 Park Avenue South New York, NY 10016	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
HS Management Partners, LLC 640 Fifth Avenue New York, NY 10019	Wells Capital Management Inc. 525 Market Street San Francisco, CA 94105
Invesco Advisers, Inc. 1555 Peachtree Street, NE Atlanta, GA 30309	Wells Capital Management Inc. and First International Advisors, LLC 30 Fenchurch Street London, England, United Kingdom EC3M 3BD
Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	Westfield Capital Management Company, L.P. One Financial Center Boston, MA 02111
J.P. Morgan Investment Management Inc. 270 Park Avenue New York, NY 10017

A-2

EXHIBIT B

EQ Advisors Trust

1290 Funds

Governance Committee Charter

Governance Committee Membership

The Governance Committee (the “Committee”) of EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)    consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)    review the compensation arrangements for the independent Trustees of the Trust for service as Board members and committee members;

(c)    to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)    provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)    review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1.    The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trusts’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.    The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3.    The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.    The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.    The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3.    The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1.    The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.    The Committee, in conjunction with AXA Equitable Funds Management Group, LLC, (the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.    The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1.    Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2.    Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3.    Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 74 years.

4.    Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5.    Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.    The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2.    The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.    The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1.    The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2.    The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3.    The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4.    The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.    The Committee shall review this Charter at least annually and recommend any changes to the Board.

EXHIBIT C

AXA PREMIER VIP TRUST

COMPLIANCE, NOMINATING AND COMPENSATION COMMITTEE CHARTER

I.	Compliance, Nominating and Compensation Committee Membership

The Compliance, Nominating and Compensation Committee (‘Committee) of the AXA Premier VIP Trust (“Trust”) shall be composed entirely of members of the Board of Trustees (”Board”) who are not “interested persons” of the Trust as that term is defined by the Investment Company Act of 1940, as amended (”1940 Act”) (“Independent Trustees”). The Committee will be comprised of one or more of such Independent Trustees and shall designate one such member as Chairman of the Committee.

II.	Purposes of the Committee

The purposes of the Committee are to:

(a)    coordinate the Board’s oversight of the CCO in connection with his or her implementation of compliance policies and procedures that are reasonably designed to ensure compliance by the Trust and its primary service providers with applicable federal securities laws (“Compliance Program”);

(b)    provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(c)    propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(d)    review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(e)    establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust; and

(f)    review the independence of counsel to the Independent Trustees of the Trust.

III.	Compliance Responsibilities

The Committee’s compliance primary responsibility is oversight. The Trust’s Manager and Trust’s CCO are responsible for implementing, maintaining and administering the Trust’s Compliance Program and ensuring compliance with applicable laws and regulations.

(a)    Oversight of CCO

1.    The Committee shall assist the Board in the selection, appointment, retention and termination of the Trust’s CCO. After considering such matters as it deems appropriate, including the recommendation of the Manager, the Committee shall propose to the Board an individual who will serve as the Trust’s CCO and be responsible for administering the Trust’s Compliance Program (including any replacement of the CCO).

2.    The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.    The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Manager outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

(b)    Oversight of Compliance Program

1.    The Committee shall coordinate activities between the Board and the CCO with respect to the Trust’s Compliance Program. The Chair of the Committee shall serve as the primary liaison for exchanges of information with, and inquiries and responses to and from, the CCO that occur between scheduled Board meetings.

2.    The Committee shall meet in executive session from time to time, as may be required by rules of the Securities and Exchange Commission and as the Committee deems appropriate, with the CCO outside the presence of the Manager to discuss the implementation and monitoring of the Compliance Program.

IV.	Board Membership Nominations

(a)    The Committee shall consider and propose nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Trust’s investment advisers and other principal service providers. Persons selected must not be “interested persons” of the Trust as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser of the other principal service providers. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

The Officers of the Trust and the Manager, although not members of the Committee, may nonetheless be candidates and suggest candidates for the Board. The Committee shall give recommendations provided by the Officers of the Trust and the Manager the same consideration as any other candidate.

(b)    The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to expand or reduce the number of Board members, taking into account, among other matters, the backgrounds or skills of the Board members.

V.	Committee Membership Nominations

(a)    The Committee shall make nominations for membership on all committees of the Trust (in particular, those committees whose members are exclusively Independent Trustees of the Trust) and shall review Board committee assignments as appropriate.

(b)    The Committee shall review, as appropriate, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

VI.	Compensation Arrangements for the Independent Trustees and Committee Members

(a)    The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

(b)    The Committee, in conjunction with the Manager, may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

(c)    The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

VII.	Other Powers and Responsibilities

(a)    The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

(b)    The Committee shall review the independence of counsel to the Independent Trustees of the Trust.

(c)    The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

(d)    The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

(e)    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

(f)    The Committee shall review this Charter at least annually and recommend any changes to the Board.

EXHIBIT D

OUTSTANDING SHARES

The tables below show the number of outstanding shares of each Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

VIP Trust/VIP Portfolio	Total Number	Number of Class A Shares	Number of Class B Shares	Number of Class K Shares
VIP Trust	2,197,982,501.83	222,440,371.42	1,920,766,717.07	54,775,413.35
AXA Aggressive Allocation Portfolio	306,250,331.13	7,263,826.27	295,954,052.18	3,032,452.68
AXA Conservative Allocation Portfolio	144,962,627.35	2,531,701.10	141,927,292.04	503,634.22
AXA Conservative-Plus Allocation Portfolio	147,492,261.17	1,898,131.91	141,679,008.75	3,915,120.51
AXA Moderate Allocation Portfolio	593,561,634.93	151,986,337.90	420,408,933.07	21,166,363.96
AXA Moderate-Plus Allocation Portfolio	881,428,175.19	20,604,394.93	853,528,167.57	7,295,612.70
CharterSM Aggressive Growth Portfolio	537,645.02	0	537,645.02	0
CharterSM Alternative 100 Moderate Portfolio	898,603.54	0	898,603.54	0
CharterSM Conservative Portfolio	2,956,236.19	0	2,956,236.19	0
CharterSM Growth Portfolio	1,270,728.07	0	1,270,728.07	0
CharterSM Income Strategies Portfolio	485,220.61	0	485,220.61	0
CharterSM Interest Rate Strategies Portfolio	446,417.13	0	446,417.13	0
CharterSM International Moderate Portfolio	906,780.59	0	906,780.59	0
CharterSM Moderate Growth Portfolio	2,228,038.68	0	2,228,038.68	0
CharterSM Moderate Portfolio	2,405,943.18	0	2,405,943.18	0
CharterSM Multi-Sector Bond Portfolio	54,863,773.83	37,275,120.56	13,370,096.79	4,218,556.48
CharterSM Real Assets Portfolio	532,700.16	0	532,700.16	0
CharterSM Small Cap Growth Portfolio	7,002,834.19	28,392.42	6,974,441.78	0
CharterSM Small Cap Value Portfolio	10,771,421.65	852,466.34	9,918,955.31	0
Target 2015 Allocation Portfolio	6,806,611.38	0	3,228,073.03	3,578,538.35
Target 2025 Allocation Portfolio	13,678,965.10	0	7,696,089.07	5,982,876.03
Target 2035 Allocation Portfolio	10,027,616.30	0	6,928,233.21	3,099,383.08
Target 2045 Allocation Portfolio	7,478,458.13	0	6,081,556.61	1,396,901.53
Target 2055 Allocation Portfolio	989,478.31	0	403,504.50	585,973.81

EQ Trust/EQ Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ Trust	10,161,497,952.55	891,135,886.47	5,409,816,358.11	3,860,545,708
1290 VT Socially Responsible Portfolio (formerly, EQ/Calvert Socially Responsible Portfolio)	11,182,985.32	287,143.01	10,895,842.30	0
All Asset Aggressive – Alt 25 Portfolio	2,557,656.91	0	2,415,514.57	142,142.34
All Asset Aggressive – Alt 50 Portfolio	305,174.78	0	305,174.78	0
All Asset Aggressive – Alt 75 Portfolio	338,900.17	0	338,900.17	0
All Asset Growth – Alt 20 Portfolio	14,465,869.37	970,963.64	13,416,952.40	77,953.34
All Asset Moderate Growth – Alt 15 Portfolio	3,232,717.12	0	3,144,732.89	87,984.24
ATM International Managed Volatility Portfolio	171,699,668.35	0	0	171,699,668.35
ATM Large Cap Managed Volatility Portfolio	264,928,867.44	0	0	264,928,867.44
ATM Mid Cap Managed Volatility Portfolio	24,965,191.53	0	0	24,965,191.53
ATM Small Cap Managed Volatility Portfolio	78,560,863.72	0	0	78,560,863.72
AXA 400 Managed Volatility Portfolio	33,001,133.82	0	20,244,196.07	12,756,937.76
AXA 500 Managed Volatility Portfolio	379,422,937.21	0	9,963,855.42	369,459,081.79
AXA 2000 Managed Volatility Portfolio	154,908,626.98	0	31,374,550.37	123,534,076.61
AXA Aggressive Strategy Portfolio	204,965,774.24	0	204,965,774.24	0
AXA Balanced Strategy Portfolio	236,029,229.51	13,021.70	236,016,207.81	0
AXA Conservative Growth Strategy Portfolio	112,316,906.14	0	112,316,906.14	0
AXA Conservative Strategy Portfolio	76,375,372.12	0	76,375,372.12	0
AXA Global Equity Managed Volatility Portfolio	139,918,470.74	2,500,624.90	92,034,449.95	45,383,395.89
AXA Growth Strategy Portfolio	269,485,046.83	83,512.40	269,401,534.44	0
AXA International Core Managed Volatility Portfolio	169,424,368.19	2,136,536.63	122,316,031.51	44,971,800.04

EQ Trust/EQ Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
AXA International Managed Volatility Portfolio	170,343,566.14	0	10,603,607.80	159,739,958.35
AXA International Value Managed Volatility Portfolio	80,924,673.41	1,702,279.64	60,092,633.38	19,129,760.40
AXA Large Cap Core Managed Volatility Portfolio	258,810,047.57	432,912.39	167,507,765.34	90,869,369.84
AXA Large Cap Growth Managed Volatility Portfolio	166,421,854.37	1,676,795.14	140,316,980.15	24,428,079.08
AXA Large Cap Value Managed Volatility Portfolio	301,793,562.33	63,139,943.18	189,972,955.99	48,680,663.16
AXA Mid Cap Value Managed Volatility Portfolio	126,295,088.08	13,344,912.04	111,869,111.30	1,081,064.74
AXA Moderate Growth Strategy Portfolio	441,612,202.58	0	441,612,202.58	0
AXA Natural Resources Portfolio	2,895,694.44	0	713,713.97	2,181,980.47
AXA Real Estate Portfolio	2,918,538.14	0	1,174,633.15	1,743,904.99
AXA SmartBeta Equity Portfolio	1,294,385.66	0	665,717.20	628,668.46
AXA Ultra Conservative Strategy Portfolio	24,922,531.96	0	24,922,531.96	0
AXA/AB Dynamic Growth Portfolio	34,112,922.78	0	34,112,922.78	0
AXA/AB Dynamic Moderate Growth Portfolio	212,970,710.71	0	212,970,710.71	0
AXA/AB Short Duration Government Bond Portfolio	158,587,615.87	0	60,194,346.70	98,393,269.16
AXA/AB Small Cap Growth Portfolio	103,831,589.59	25,882,945.52	40,481,860.89	37,466,783.18
AXA/ClearBridge Large Cap Growth Portfolio (formerly, EQ/Wells Fargo Omega Growth Portfolio)	32,658,742.37	1,201,848.06	30,862,415.99	594,478.32
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	7,255,122.79	0	1,044,419.25	6,210,703.54
AXA/Franklin Balanced Managed Volatility Portfolio	119,291,728.07	412,797.88	81,270,545.30	37,608,384.89
AXA/Franklin Small Cap Value Managed Volatility Portfolio	17,846,745.27	219,459.40	9,611,738.16	8,015,547.71
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	115,371,960.21	721,018.53	114,650,941.69	0

EQ Trust/EQ Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
AXA/Goldman Sachs Strategic Allocation Portfolio	28,536,807.16	0	28,536,807.16	0
AXA/Horizon Small Cap Value Portfolio	17,664,416.96	0	42,395.07	17,622,021.88
AXA/Invesco Strategic Allocation Portfolio	16,142,936.78	0	16,142,936.78	0
AXA/Janus Enterprise Portfolio (formerly, EQ/Morgan Stanley Mid Cap Growth Portfolio)	50,308,046.48	4,087,344.24	44,198,209.10	2,022,493.15
AXA/Legg Mason Strategic Allocation Portfolio	5,847,976.34	0	4,849,386.49	998,589.85
AXA/Loomis Sayles Growth Portfolio	82,036,463.67	6,583,481.39	30,610,010.26	44,842,972.02
AXA/Lord Abbett Micro Cap Portfolio	12,618,615.08	0	10,346.07	12,608,269.01
AXA/Morgan Stanley Small Cap Growth Portfolio	26,144,857.37	0	10,291.35	26,134,566.03
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	44,843,631.76	188,421.06	14,547,179.18	30,108,031.52
AXA/Pacific Global Small Cap Value Portfolio	17,660,787.31	0	55,588.34	17,605,198.97
AXA/Templeton Global Equity Managed Volatility Portfolio	65,950,506.71	257,390.60	28,117,013.12	37,576,102.99
EQ/BlackRock Basic Value Equity Portfolio	81,749,958.15	7,109,877.19	43,321,111.66	31,318,969.30
EQ/Boston Advisors Equity Income Portfolio	114,647,073.40	7,136,494.77	28,165,161.25	79,345,417.38
EQ/Capital Guardian Research Portfolio	15,481,708.07	1,713,633.41	13,616,629.89	151,444.77
EQ/Common Stock Index Portfolio	190,226,028.12	141,060,022.84	49,166,005.28	0
EQ/Convertible Securities Portfolio	1,635,150.05	0	546,055.20	1,089,094.85
EQ/Core Bond Index Portfolio	841,057,506.34	7,590,668.77	203,873,809.42	629,593,028.15
EQ/Emerging Markets Equity PLUS Portfolio	5,172,430.09	0	1,238,471.44	3,933,958.65
EQ/Energy ETF Portfolio	800,225.27	0	498,884.11	301,341.16
EQ/Equity 500 Index Portfolio	128,842,592.88	46,642,214.44	74,553,586.77	7,646,791.67
EQ/GAMCO Mergers and Acquisitions Portfolio	19,255,732.79	1,159,118.31	16,373,807.67	1,722,806.82
EQ/GAMCO Small Company Value Portfolio	53,323,092.45	3,925,498.75	39,689,593.56	9,708,000.13
EQ/Global Bond PLUS Portfolio	35,057,560.63	1,736,226.30	8,162,569.58	25,158,764.75

EQ Trust/EQ Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/High Yield Bond Portfolio	19,405,094.81	0	2,050,710.31	17,354,384.50
EQ/Intermediate Government Bond Portfolio	794,141,958.59	14,329,591.59	38,104,077.69	741,708,289.31
EQ/International Equity Index Portfolio	193,344,545.19	69,895,497.92	93,902,768.13	29,546,279.15
EQ/Invesco Comstock Portfolio	13,646,212.39	2,543,088.25	9,157,280.32	1,945,843.81
EQ/JPMorgan Value Opportunities Portfolio	30,967,835.29	1,004,307.28	7,872,869.83	22,090,658.18
EQ/Large Cap Growth Index Portfolio	101,007,482.09	4,172,213.24	88,346,318.14	8,488,950.71
EQ/Large Cap Value Index Portfolio	73,478,089.44	6,900,494.51	66,564,583.26	13,011.68
EQ/Low Volatility Global ETF Portfolio	498,032.67	0	267,152.63	230,880.05
EQ/MFS International Growth Portfolio	190,522,431.64	3,847,764.39	28,431,826.44	158,242,840.81
EQ/Mid Cap Index Portfolio	125,542,651.32	7,320,285.51	116,022,505.73	2,199,860.07
EQ/Money Market Portfolio	1,385,643,938.60	373,771,460.48	1,011,872,478.12	0
EQ/Oppenheimer Global Portfolio	12,894,672.03	3,396,609.54	9,498,062.49	0
EQ/PIMCO Global Real Return Portfolio	7,217,047.11	0	3,987,259.23	3,229,787.88
EQ/PIMCO Ultra Short Bond Portfolio	139,387,206.39	4,460,954.51	12,609,914.44	122,316,337.44
EQ/Quality Bond PLUS Portfolio	190,882,789.07	17,052,606.48	134,936,546.48	38,893,636.11
EQ/Small Company Index Portfolio	96,360,324.07	9,680,312.16	82,271,907.49	4,408,104.42
EQ/T. Rowe Price Growth Stock Portfolio	26,007,385.51	2,922,241.87	17,419,925.86	5,665,217.79
EQ/UBS Growth and Income Portfolio	10,543,573.83	0	10,543,573.83	0
Multimanager Aggressive Equity Portfolio	21,097,941.56	19,388,365.56	1,610,080.80	99,495.20
Multimanager Core Bond Portfolio	72,707,582.59	3,489,949.07	28,505,469.70	40,712,163.81
Multimanager Mid Cap Growth Portfolio	19,575,434.36	1,395,405.08	13,091,536.29	5,088,493.00
Multimanager Mid Cap Value Portfolio	13,712,622.07	830,842.24	7,682,303.50	5,199,476.32
Multimanager Technology Portfolio	39,663,955.31	816,790.70	38,563,609.25	283,555.37

EXHIBIT E

FIVE PERCENT OWNER REPORT

As of November 30, 2016, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

VIP Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA Conservative Allocation Portfolio	Class A	GEORGIE WORLDWIDE INC ELLIS & HIRSBERG CPAS PLLC P O BOX 400 CLARKSDALE, MS 38614	157,919.401	6.25
AXA Conservative Allocation Portfolio	Class A	GEORGIE WORLDWIDE INC ELLIS & HIRSBERG CPAS PLLC P O BOX 400 CLARKSDALE, MS 38614	164,962.133	6.53
AXA Conservative Allocation Portfolio	Class A	PALAZZO INTERNATIONAL LTD C/O ELLIS & HIRSBERG CPA S PLLC P O BOX 400 CLARKSDALE, MS, 38614	132,335.344	5.24
AXA Conservative Allocation Portfolio	Class A	GREATER NY HOSP MGMT ATTN: KEN RASKE 555 WEST 57TH ST FL15 NEW YORK, NY 10019	161,325.802	6.39
AXA Conservative Allocation Portfolio	Class K	F. JOHN DAHL, D.D.S. 95 N BROADWAY STE A2-1 WHITE PLAINS, NY 10603-482	43,911.151	9.03
AXA Conservative Allocation Portfolio	Class K	JEFFREY L. BARLEY 6904 SPRING VALLEY DR STE 304 HOLLAND, OH 43528-967	49,323.829	10.15
AXA Conservative Allocation Portfolio	Class K	GARY ALVO, DDS 16600 NE 8TH AVE N MIAMI BEACH, FL 33162-361	38,381.659	7.90
AXA Conservative Allocation Portfolio	Class K	LAKEWOOD FAMILY DENTISTRY P.C.7700 W 14TH AVE LAKEWOOD, CO 80214-411	51,169.306	10.53
AXA Conservative Allocation Portfolio	Class K	PROSTHETIC DENTISTRY 450 SUTTER ST STE 1636 SAN FRANCISCO, CA 94108-420	26,077.731	5.36
CharterSM Aggressive Growth Portfolio	Class B	MORGAN RIGBY 5 SELMAN ST. MARBLEHEAD, MA 01945	41,632.782	7.61
CharterSM Aggressive Growth Portfolio	Class B	THOMAS LEMME 100 DEDHAM POST DR SCHENECTADY, NY 12303	48,936.294	8.94

VIP Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
CharterSM Aggressive Growth Portfolio	Class B	BARBARA MALAFARINA 51 LAKEWOOD AVE PO BOX 206 BARNESVILLE, PA 18214	28,475.402	5.20
CharterSM Aggressive Growth Portfolio	Class B	VICENTE MAYORGA P.O.BOX 313 HINTON, OK 73047	47,104.478	8.61
CharterSM Aggressive Growth Portfolio	Class B	DONALD DEPUY 3306 NORWICH DR. RICHARDSON, TX 75082	34,200.227	6.25
CharterSM Growth Portfolio	Class B	ROBERT E BAGSHAW 90 WAREHAM ST #303 BOSTON, MA 02118	78,822.962	6.16
CharterSM Growth Portfolio	Class B	IMER REVOCABLE TRUST JUDITH A BERKH 5937 SUMMERHEDGE PLACE ST.LOUIS, MO 63128	127,494.523	9.96
CharterSM Growth Portfolio	Class B	DANIEL KLITSNER 441 HOLCOMB AVE. LARKSPUR, CA 94939	203,876.656	15.93
CharterSM Income Strategies Portfolio	Class B	CHRISTINE LEFKOWITZ 516 HARBOR RD COLD SPRING HARBOR, NY 11724	22,879.266	6.63
CharterSM Income Strategies Portfolio	Class B	LVG TST DTD 7/17/07 ESTHER R HEIME 21 SUNCREST DRIVE DIX HILLS, NY 11746	20,347.468	5.90
CharterSM Interest Rate Strategies Portfolio	Class B	MARIANNE ZITELLA 726 LOMBARD RD ADDISON, IL 60101	20,996.915	5.53
CharterSM International Moderate Portfolio	Class B	JANE ALPERT 177 BLACKWOOD LANE STAMFORD, CT 06903	20,540.234	8.08
CharterSM International Moderate Portfolio	Class B	MARIANGELA FILIPPELLI 12067 APOLLO DR N ROYALTON, OH 44133	22,490.931	8.85
CharterSM International Moderate Portfolio	Class B	BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	27,145.385	10.68
CharterSM Moderate Portfolio	Class B	WILLIAM C WISWELL W4812 OVERLOOK DR ELKHORN, WI 53121	377,182.254	16.06
CharterSM Multi-Sector Bond Portfolio	Class A	BAYER CORPORATION C/O JAMES K MARTIN CAPITAL MARKETS & TRUST INVESTMENTS 100 BAYER ROAD PITTSBURGH, PA 15205	1,998,312.064	5.60

VIP Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
CharterSM Multi-Sector Bond Portfolio	Class K	FINNANE-ROBISON DENTAL LLC 520 BURKARTH RD WARRENSBURG, MO 64093-310	311,554.164	7.38
CharterSM Real Assets Portfolio	Class B	YOLANDA M CELLUCCI 125 COOLIDGE AVE APT 809 WATERTOWN, MA 02472-2875	8,491.914	5.66
CharterSM Real Assets Portfolio	Class B	LOUISE A EVANS 511 BOGGSTON AVE PITTSBURGH, PA 15210	8,157.337	5.43
CharterSM Real Assets Portfolio	Class B	CHER TRUST DTD 10/09 CHARLOTTE D BO 454 W CITATION LANE TEMPE, AZ 85284	7,805.212	5.20
CharterSM Small Cap Growth Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	29,705.207	100
CharterSM Small Cap Value Portfolio	Class A	GUTCHESS LUMBER COMPANY 890 MCLEAN ROAD CORTLAND, NY 13045	54,438.194	6.46
Target 2045 Allocation Portfolio	Class B	ASSOCIATES IN PEDIATRIC DENTISTR 7830 ROCKVILLE RD INDIANAPOLIS, IN 46214-312	105,546.412	8.13
Target 2055 Allocation Portfolio	Class B	VINCENT ODOARDI 2994 QUINLAN ST YORKTOWN HEIGHTS, NY 10598	4,613.456	10.66
Target 2055 Allocation Portfolio	Class B	DANTE ODOARDI 1011 SUNSET ST YORKTOWN HEIGHTS, NY 10598	4,620.622	10.67
Target 2055 Allocation Portfolio	Class B	CATHERINE ROBUSTELLI 48 REVERE ROAD MANHASSET, NY 11030	2,515.981	5.81
Target 2055 Allocation Portfolio	Class B	PETER R RAPESHOVSKI 8 BLACK TERN TERRACE HILTON, NY 14468	3,174.456	7.33
Target 2055 Allocation Portfolio	Class B	KROMPIER & TAMN, L.L.C. 8 WOODHOLLOW RD PARSIPPANY, NJ 07054-282	6,808.107	15.73
Target 2055 Allocation Portfolio	Class B	RAMACHANDRAN KRISHNARAJ 208 PATRIOT HILL DRIVE BASKING RIDGE, NJ 07920	7,359.311	17.00
Target 2055 Allocation Portfolio	Class B	SZANTO VETERINARY CENTER, INC. 4 13756 VENTURA BLVD STE 101 SHERMAN OAKS , CA 91423-550	3,985.298	9.20
Target 2055 Allocation Portfolio	Class K	BARRETT & ROSS PROF SERVICES PLL PO BOX 387 201 E. MAIN STREET EVERSON, WA 98247-038	21,607.324	72.35

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio)	Class A	THE MARCUS FAMILY IRR TR DTD 12/31/ EUGENIA MARCUS ELLEN PARKER, TTEE 1555 COMMONWEALTH AVE NEWTON, MA 02465	2,631.808	7.38
1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio)	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	18,347.569	51.51
1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio)	Class A	ROUBENI IRREV TRUST 20080701 MAHNAZ ROUBENI AFSOUN NABAVIAN TTE 36 BAYVIEW AVE GREAT NECK, NY 11021	3,920.272	11.00
1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio)	Class A	HAYDEN IRR CREDIT TR DTD 19920609 ANN L HAYDEN WILLIAM HAYDEN TTEE C/O JOLO HOLDINGS 4101 FOUNDERS BOULVARD STE 100 BATAVIA, OH 45103	2,189.553	6.14
All Asset Aggressive – Alt 25 Portfolio	Class K	DANIEL T. NOVAK PS PLAN 2833 QUAKER VALLEY RD NEW PARIS, PA 15554-862	7,843.67	5.77
All Asset Aggressive – Alt 25 Portfolio	Class K	GREGORY D. LISKA DDS AND DARREN 1025 EVERGREEN LN N PLYMOUTH, MN 55441-486	16,133.42	11.88
All Asset Aggressive – Alt 25 Portfolio	Class K	JEFFREY D. JACOBSON, DDS 1024 COLINGTON RD # 1 KILL DEVIL HL, NC 27948-801	30,694.28	22.6
All Asset Aggressive – Alt 25 Portfolio	Class K	SERGE PAPIERNIK, D.D.S., P.A. 9350 S DIXIE HWY STE 920 MIAMI, FL 33156-299	20,971.01	15.44
All Asset Aggressive – Alt 50 Portfolio	Class B	AARON M ATWOOD 15 UNION ST APT 3 CHARLESTOWN, MA 02129	5,010.76	6.53
All Asset Aggressive – Alt 50 Portfolio	Class B	JOSEPH K EDSON 15743 FIRE LIGHT PL MOSELEY, VA 23120	4,156.57	5.42
All Asset Aggressive – Alt 50 Portfolio	Class B	RICHARD HSU 160 SANTIAGO AVE RUTHERFORD, NJ 07070	6,657.49	8.68
All Asset Aggressive – Alt 50 Portfolio	Class B	DIANE K UEBELHOER 8425 HASTA COURT FORT WAYNE, IN 46815	5,417.07	7.06

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
All Asset Aggressive – Alt 50 Portfolio	Class B	RICHARD A FENNESSY 1037 COLONY DR CRYSTAL LAKE, IL 60014	4,112.34	5.36
All Asset Aggressive – Alt 50 Portfolio	Class B	FIONA H FORREST 4026 LA JOLLA VILLAGE DR SAN DIEGO, CA 92037	12,125.82	15.81
All Asset Aggressive – Alt 50 Portfolio	Class B	AKEMI UYEMA 2305 W 165TH ST TORRANCE, CA 90504	8,845.39	11.53
All Asset Aggressive – Alt 75 Portfolio	Class B	STEPHEN UNGER 6178 VISTA LINDA LN BOCA RATON, FL 33433	13,849.90	12.32
All Asset Aggressive – Alt 75 Portfolio	Class B	CHER TRUST DTD 10/09 CHARLOTTE D BO 454 W CITATION LANE TEMPE, AZ 85284	7,973.01	7.09
All Asset Aggressive – Alt 75 Portfolio	Class B	BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	15,827.91	14.08
All Asset Aggressive – Alt 75 Portfolio	Class B	KEVIN E DUPREE 5815 OUTLOOK MISSION,KS 66202	12,357.01	10.99
All Asset Growth – Alt 20 Portfolio	Class K	ALLIANCE FOR DENTAL CARE PLLC 40 WINTER ST STE 201 ROCHESTER, NH 03867-313	13,431.12	20.82
All Asset Growth – Alt 20 Portfolio	Class K	CASHION DENTAL PA 2232 ROCKINGHAM LOOP COLLEGE STA, TX 77845-485	3,290.20	5.1
All Asset Growth – Alt 20 Portfolio	Class K	DEREK P. CIMLER, D.D.S. 46 NEW HAVEN RD VERGENNES, VT 05491-133	4,067.80	6.3
All Asset Growth – Alt 20 Portfolio	Class K	MOYES-IVERSON DENTAL, LLC 1770 COMBE RD # B OGDEN, UT 84403-517	24,472.26	37.94
All Asset Moderate Growth – Alt 15 Portfolio	Class K	ALLIANCE FOR DENTAL CARE PLLC 40 WINTER ST STE 201 ROCHESTER, NH 03867-313	19,066.50	18.11
All Asset Moderate Growth – Alt 15 Portfolio	Class K	ERNEST Y. K. LAU DDS INC 333 ULUNIU ST STE 203 KAILUA, HI 96734-252	6,685.77	6.35
All Asset Moderate Growth – Alt 15 Portfolio	Class K	GEORGE R. COOPER, DDS 2121 E DUPONT RD FORT WAYNE, IN 46825-154	7,878.16	7.48
All Asset Moderate Growth – Alt 15 Portfolio	Class K	GINA L. PFEIFFER, DDS, LTD 3 S LE CHATEAU PL SIOUX FALLS, SD 57105-016	44,413.48	42.19

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
ATM International Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	42,770,148.54	27.52
ATM International Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	62,492,861.32	40.21
ATM International Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	25,609,424.92	16.48
ATM Large Cap Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	72,825,573.31	27.51
ATM Large Cap Managed Volatility Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	118,070,657.88	44.60
ATM Large Cap Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	55,428,651.09	20.94
ATM Mid Cap Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	6,940,098.21	29.64
ATM Mid Cap Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	9,809,829.63	41.89
ATM Mid Cap Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	5,026,315.14	21.46
ATM Small Cap Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	18,244,542.53	24.03
ATM Small Cap Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	39,393,245.33	51.89
ATM Small Cap Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	15,705,119.69	20.69

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA 400 Managed Volatility Portfolio	Class K	AXA Balanced Strategy Portfolio	1,666,719.38	13.56
AXA 400 Managed Volatility Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	4,156,712.10	33.82
AXA 400 Managed Volatility Portfolio	Class K	AXA Growth Strategy Portfolio	3,352,420.89	27.27
AXA 400 Managed Volatility Portfolio	Class K	AXA Aggressive Strategy Portfolio	2,173,095.78	17.68
AXA 500 Managed Volatility Portfolio	Class K	AXA Conservative Growth Strategy Portfolio	19,167,068.80	5.20
AXA 500 Managed Volatility Portfolio	Class K	AXA Balanced Strategy Portfolio	52,949,270.90	14.37
AXA 500 Managed Volatility Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	129,180,508.83	35.05
AXA 500 Managed Volatility Portfolio	Class K	AXA Growth Strategy Portfolio	95,070,635.02	25.79
AXA 500 Managed Volatility Portfolio	Class K	AXA Aggressive Strategy Portfolio	65,182,541.96	17.68
AXA 2000 Managed Volatility Portfolio	Class K	AXA Conservative Growth Strategy Portfolio	6,484,514.65	5.31
AXA 2000 Managed Volatility Portfolio	Class K	AXA Balanced Strategy Portfolio	17,755,266.66	14.54
AXA 2000 Managed Volatility Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	43,009,852.59	35.23
AXA 2000 Managed Volatility Portfolio	Class K	AXA Growth Strategy Portfolio	31,160,196.35	25.52

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA 2000 Managed Volatility Portfolio	Class K	AXA Aggressive Strategy Portfolio	21,318,902.35	17.46
AXA Balanced Strategy Portfolio	Class A	MR HOWARD S STARR 3606 S OCEAN BLVD APT 201 HIGHLAND BCH, FL 33487-3352	5,435.52	41.86
AXA Balanced Strategy Portfolio	Class A	MR WITOLD K URBANOWICZ 101 WINDROCK LN CARY, NC 27518-9766	7,546.54	58.13
AXA Global Equity Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	13,709,664.85	29.39
AXA Global Equity Managed Volatility Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	21,373.696.46	45.81
AXA Global Equity Managed Volatility Portfolio	Class K	AXA Aggressive Strategy Portfolio	7,401,428.11	15.86
AXA Growth Strategy Portfolio	Class A	MR HOWARD S STARR 3606 S OCEAN BLVD APT 201 HIGHLAND BCH, FL 33487-3352	12,715.11	15.33
AXA Growth Strategy Portfolio	Class A	MR WITOLD K URBANOWICZ 101 WINDROCK LN CARY, NC 27518-9766	7,404.07	8.92
AXA Growth Strategy Portfolio	Class A	MR CHRISTOPHER M CONDRON 776 BOYLSTON ST UNIT E10A BOSTON, MA 02199-7847	40,706.25	49.09
AXA Growth Strategy Portfolio	Class A	MARY BETH FARRELL 201 E 87TH ST APT 11L NEW YORK, NY 10128-3214	5,627.84	6.78
AXA Growth Strategy Portfolio	Class A	MR WILLIAM J MC DERMOTT 35 S CHANCELLOR STREET NEWTOWN, PA 18940	11,228.05	13.54
AXA Growth Strategy Portfolio	Class A	PAGE H PENNELL 507 HOPPER AVE WYCKOFF, NJ 07481	5,234.96	6.31
AXA International Core Managed Volatility Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	141,360.98	6.74
AXA International Core Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	12,223,455.45	27.02

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA International Core Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	19,569,927.53	43.25
AXA International Core Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	8,699,840.63	19.23
AXA International Managed Volatility Portfolio	Class K	AXA Conservative Growth Strategy Portfolio	8,417,611.15	5.42
AXA International Managed Volatility Portfolio	Class K	AXA Balanced Strategy Portfolio	23,045,579.47	14.83
AXA International Managed Volatility Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	54,989,032.03	35.38
AXA International Managed Volatility Portfolio	Class K	AXA Growth Strategy Portfolio	39,329,141.19	25.31
AXA International Managed Volatility Portfolio	Class K	AXA Aggressive Strategy Portfolio	26,510,248.49	17.06
AXA International Value Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	4,384,226.07	22.80
AXA International Value Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	8,833,307.12	45.93
AXA International Value Managed Volatility Portfolio	Class K	AXA Aggressive Strategy Portfolio	5,119,894.44	26.62
AXA Large Cap Core Managed Volatility Portfolio	Class A	PESCE FAMILY IRR TR 20060425 HENRIETTA PESCE 2 HEATH DRIVE BASKING RIDGE, NJ 07920	25,211.41	5.93

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA Large Cap Core Managed Volatility Portfolio	Class A	WASHINGTON REGIONAL MEDICAL SYSTEM ATTN DAN ECKELS 3965 GRACE SPRINGS LANE FAYETTEVILLE, AR 72704	27,893.25	6.56
AXA Large Cap Core Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	24,544,185.67	27.21
AXA Large Cap Core Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	41,345,108.61	45.83
AXA Large Cap Core Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	17,467,748.15	19.36
AXA Large Cap Growth Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	6,037,540.16	25.36
AXA Large Cap Growth Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	9,618,868.38	40.40
AXA Large Cap Growth Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	3,977,627.35	16.71
AXA Large Cap Value Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	11,265,511.48	22.58
AXA Large Cap Value Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	21,804,993.79	43.71
AXA Large Cap Value Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	11,660,331.10	23.37
AXA Natural Resources Portfolio	Class B	ROBERT E DEVOE 4145 CANADA CT CARMEL, CA 93923	33,558.92	5.28
AXA Natural Resources Portfolio	Class K	All Asset Aggressive – Alt 25 Portfolio	180,901.28	8.5

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA Natural Resources Portfolio	Class K	All Asset Aggressive – Alt 20 Portfolio	1,476,314.03	69.35
AXA Natural Resources Portfolio	Class K	All Asset Moderate Growth – Alt 15 Portfolio	142,783.20	6.71
AXA Real Estate Portfolio	Class K	All Asset Moderate Growth – Alt 15 Portfolio	98,624.34	5.95
AXA Real Estate Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	1,013,808.73	61.16
AXA Real Estate Portfolio	Class K	All Asset Aggressive – Alt 25 Portfolio	135,388.16	8.17
AXA SmartBeta Equity Portfolio	Class B	KEVIN E MCGARY 820 W WAYNE ST MUNCIE, IN 47303	4,614.13	5.55
AXA SmartBeta Equity Portfolio	Class B	JAMES L REID JR 4178 BLACKHEATH BARTLETT, TN 38135	4,714.88	5.67
AXA SmartBeta Equity Portfolio	Class B	DR CLINTON S ANTHONY 5513 E 106TH PLACE TULSA, OK 74137	4,357.68	5.24
AXA SmartBeta Equity Portfolio	Class B	AUBREY LIVELY PO BOX 1281 TAYLOR, TX 76574-6281	9,375.05	11.28
AXA SmartBeta Equity Portfolio	Class B	WILLIAM J CRUZ 1 CALLE M RIVERA FERRER GUAYNABO, PR 00968-4614	5,512.13	6.63
AXA/AB Short Duration Government Bond Portfolio	Class K	AXA Conservative Strategy Portfolio	10,044,326.47	10.58
AXA/AB Short Duration Government Bond Portfolio	Class K	AXA Conservative Growth Strategy Portfolio	10,489,572.18	11.05
AXA/AB Short Duration Government Bond Portfolio	Class K	AXA Balanced Strategy Portfolio	19,863,189.18	20.92
AXA/AB Short Duration Government Bond Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	31,522,877.65	33.20
AXA/AB Short Duration Government Bond Portfolio	Class K	AXA Growth Strategy Portfolio	14,353,094.79	15.12

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA/AB Short Duration Government Bond Portfolio	Class K	AXA Aggressive Strategy Portfolio	5,242,385.41	5.52
AXA/AB Small Cap Growth Portfolio	Class K	AXA Moderate Allocation Portfolio	9,122,484.52	25.55
AXA/AB Small Cap Growth Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	15,194,180.65	42.56
AXA/AB Small Cap Growth Portfolio	Class K	AXA Aggressive Allocation Portfolio	5,237,886.53	14.67
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR, JERSEY CITY, NJ 07310	196,437.328	16.46
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	Class K	DR. COLIN SMITH, DMD, PC 16699 BOONES FERRY RD STE 200 LAKE OSWEGO, OR 97035-436	23,436.976	5.24
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	Class K	CharterSM Moderate Portfolio	36,490.50	6.08
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	Class K	CharterSM Moderate Growth Portfolio	43,963.38	7.33

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	Class K	CharterSM Growth Portfolio	31,063.22	5.18
AXA/Double Line Opportunistic Core Plus Bond Portfolio	Class K	CharterSM Multi Sector Bond Portfolio	945,537.15	15.67
AXA/Franklin Balanced Managed Volatility Portfolio	Class K	AXA/Templeton Allocation Managed Volatility Portfolio	36,898,472.78	100
AXA/Franklin Small Cap Value Managed Volatility Portfolio	Class A	STEPHEN F SENER 141 KENWORTHY DR PASADENA, CA 91105	12,250.90	5.61
AXA/Franklin Small Cap Value Managed Volatility Portfolio	Class K	AXA Moderate Allocation Portfolio	1,764,864.48	21.93
AXA/Franklin Small Cap Value Managed Volatility Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	4,182,609.32	51.96
AXA/Franklin Small Cap Value Managed Volatility Portfolio	Class K	AXA Aggressive Allocation Portfolio	1,887,418.84	23.45
AXA/Horizon Small Cap Value Portfolio	Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	15,325.06	68.54
AXA/Horizon Small Cap Value Portfolio	Class K	AXA Moderate Allocation Portfolio	3,232,327.62	19.73
AXA/Horizon Small Cap Value Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	4,479,857.74	27.34
AXA/Horizon Small Cap Value Portfolio	Class K	AXA Aggressive Allocation Portfolio	1,588,737.87	9.70

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA/Loomis Sayles Growth Portfolio	Class K	AXA Moderate Allocation Portfolio	12,555,288.84	27.10
AXA/Loomis Sayles Growth Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	19,185,098.28	41.40
AXA/Loomis Sayles Growth Portfolio	Class K	AXA Aggressive Allocation Portfolio	8,985,502.98	19.36
AXA/Lord Abbett Micro Cap Portfolio	Class K	AXA Moderate Allocation Portfolio	2,268,732.31	17.88
AXA/Lord Abbett Micro Cap Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	5,214,071.01	41.10
AXA/Lord Abbett Micro Cap Portfolio	Class K	AXA Aggressive Allocation Portfolio	2,329,013.37	18.36
AXA/Lord Abbett Micro Cap Portfolio	Class K	CharterSM Small Cap Growth Portfolio	2,395,979.92	18.89
AXA/Morgan Stanley Small Cap Growth Portfolio	Class K	CharterSM Small Cap Growth Portfolio	6,063,125.34	23.45
AXA/Morgan Stanley Small Cap Growth Portfolio	Class K	AXA Moderate Allocation Portfolio	4,209,512.58	16.28
AXA/Morgan Stanley Small Cap Growth Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	10,269,741.63	39.72
AXA/Morgan Stanley Small Cap Growth Portfolio	Class K	AXA Aggressive Allocation Portfolio	4,835,432.87	18.70
AXA/Mutual Large Cap Equity Managed	Class A	C.H.E.N., PR, INC. 401K PERSONAL AND CONFIDENTIAL ATTN . CH 71 SUMMER ST FL 6 BOSTON, MA 02110-102	24,747.671	6.10
AXA/Mutual Large Cap Equity Managed	Class K	AXA/Templeton Allocation Managed Volatility	29,672,057.68	100
AXA/Pacific Global Small Cap Value Portfolio	Class B	MS JULIA J LEI 1880 HOVENWEEP ST HENDERSON, NV 89052-7008	2,441.195	6.30

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
AXA/Pacific Global Small Cap Value Portfolio	Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	20,488.343	52.94
AXA/Pacific Global Small Cap Value Portfolio	Class B	PRINCETON CITY SCHOOL DISTRICT 3900 COTTINGHAM DR CINCINNATI, OH 45241-1616	2,847.137	7.35
AXA/Pacific Global Small Cap Value Portfolio	Class B	MISS SYLVIA EWING 5216 4TH STREET NE UNIT 201 WASHINGTON, DC 20011-6352	2,392.360	6.18
AXA/Pacific Global Small Cap Value Portfolio	Class K	CharterSM Small Cap Value Portfolio	6,946,203.22	39.54
AXA/Pacific Global Small Cap Value Portfolio	Class K	AXA Moderate Allocation Portfolio	3,188,379.46	18.15
AXA/Pacific Global Small Cap Value Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	5,197,870.29	29.59
AXA/Pacific Global Small Cap Value Portfolio	Class K	AXA Aggressive Allocation Portfolio	1,788,958.37	10.18
AXA/Templeton Global Equity Managed Volatility	Class K	AXA/Templeton Allocation Managed Volatility Portfolio	34,905,242.64	92.97
EQ/BlackRock Basic Value Equity Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	1,631,182.35	5.19
EQ/BlackRock Basic Value Equity Portfolio	Class K	AXA Moderate Allocation Portfolio	8,695,955.40	27.67
EQ/BlackRock Basic Value Equity Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	13,126,846.54	41.77
EQ/BlackRock Basic Value Equity Portfolio	Class K	AXA Aggressive Allocation Portfolio	5,131,194.13	16.33
EQ/Boston Advisors Equity Income Portfolio	Class A	WELLS FARGO BANK IOWA, N.A. AS TRUS FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036 DES MOINES, IA 50309	397,207.512	7.13

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/Boston Advisors Equity Income Portfolio	Class A	BANK OF AMERICA N.A. TRUSTEE FBO PITNEY BOWES INC. ATTN: MS. LISA ANN RISO, VP 1300 MERRILL LYNCH DRIVE MSC 0303 PENNINGTON, NJ 08534	492,821.263	8.85
EQ/Boston Advisors Equity Income Portfolio	Class K	J. ALBERT BENTON, DDS 2438 REYNOLDA RD WINSTON SALEM, NC 27106-460	36,349.944	5.22
EQ/Boston Advisors Equity Income Portfolio	Class K	COX & WALKER DENTISTRY, PLLC. 1516 COLEMAN RD STE 205 KNOXVILLE, TN 37909-380	38,621.836	5.55
EQ/Boston Advisors Equity Income Portfolio	Class K	JOHN A STEVENS, DDS, INC. 221 H . MOUNT HERMON ROAD SCOTTS VALLEY, CA 95066	39,383.129	5.66
EQ/Boston Advisors Equity Income Portfolio	Class K	PHILIP D O’NIEL III DDS., P.C. 1272 INDIAN MOUND TRL BLOOMFLD HLS, MI 48301-227	76,100.343	10.94
EQ/Boston Advisors Equity Income Portfolio	Class K	AXA Moderate Allocation Portfolio	21,738,764.10	28.99
EQ/Boston Advisors Equity Income Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	32,792,208.12	43.73
EQ/Boston Advisors Equity Income Portfolio	Class K	AXA Aggressive Allocation Portfolio	12,641,877.68	16.86
EQ/Capital Guardian Research Portfolio	Class K	CharterSM Conservative Portfolio	24,945.73	16.59
EQ/Capital Guardian Research Portfolio	Class K	CharterSM Moderate Portfolio	36,419.18	24.22
EQ/Capital Guardian Research Portfolio	Class K	CharterSM Moderate Growth Portfolio	43,312.10	28.81
EQ/Capital Guardian Research Portfolio	Class K	CharterSM Growth Portfolio	30,260.79	20.13
EQ/Capital Guardian Research Portfolio	Class K	CharterSM Aggressive Growth Portfolio	15,401.41	10.24

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/Convertible Securities Portfolio	Class K	CharterSM Alternative 100 Moderate Portfolio	79,001.64	7.54
EQ/Convertible Securities Portfolio	Class K	CharterSM Conservative Portfolio	225,070.15	21.47
EQ/Convertible Securities Portfolio	Class K	CharterSM Moderate Portfolio	145,229.70	13.85
EQ/Convertible Securities Portfolio	Class K	CharterSM Moderate Growth Portfolio	111,446.78	10.63
EQ/Core Bond Index Portfolio	Class A	ASPLUNDH DEF COMP PLN TR DTD 201508 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	292,722.199	7.96
EQ/Core Bond Index Portfolio	Class A	WELLS FARGO BANK IOWA, N.A. AS TRUST FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036 DES MOINES, IA 50309	291,669.020	7.94
EQ/Core Bond Index Portfolio	Class A	BANK OF AMERICA N.A. TRUSTEE FBO PITNEY BOWES INC. ATTN: MS. LISA ANN RISO, VP 1300 MERRILL LYNCH DRIVE MSC 0303 PENNINGTON, NJ 08534	453,070.490	12.33
EQ/Core Bond Index Portfolio	Class B	AXA Conservative Growth Strategy Portfolio	36,225,449.56	5.97
EQ/Core Bond Index Portfolio	Class K	AXA Balanced Strategy Portfolio	66,237,431.55	10.92
EQ/Core Bond Index Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	107,658,560.93	17.76
EQ/Core Bond Index Portfolio	Class K	AXA Growth Strategy Portfolio	49,709,692.14	8.20
EQ/Core Bond Index Portfolio	Class K	AXA Conservative Allocation Portfolio	34,662,987.80	5.72
EQ/Core Bond Index Portfolio	Class K	AXA Moderate Allocation Portfolio	126,165,622.89	20.81
EQ/Core Bond Index Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	84,900,174.91	14.00
EQ/Emerging Markets Equity PLUS Portfolio	Class B	EDWARD K MEREWETHER 33 SAN FRANCISCO HILLS RD PLACITAS, NM 87043	29,720.707	5.34
EQ/Emerging Markets Equity PLUS Portfolio	Class B	Target Allocation 2015 Portfolio	319,879.80	8.21
EQ/Emerging Markets Equity PLUS Portfolio	Class B	Target Allocation 2025 Portfolio	882,468.47	22.64

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/Emerging Markets Equity PLUS Portfolio	Class B	Target Allocation 2035 Portfolio	688,715.40	17.67
EQ/Emerging Markets Equity PLUS Portfolio	Class B	Target Allocation 2045 Portfolio	570,333.76	14.63
EQ/Emerging Markets Equity PLUS Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	934,242.24	23.96
EQ/Energy ETF Portfolio	Class B	TODD LANGER 1005 BLOOMFIELD ST HOBOKEN, NJ 07030	23,662.882	6.63
EQ/Energy ETF Portfolio	Class B	BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	30,734.024	8.61
EQ/Energy ETF Portfolio	Class K	CharterSM Alternative 100 Moderate Portfolio	56,608.24	18.98
EQ/Energy ETF Portfolio	Class K	CharterSM Interest Rate Strategies Portfolio	18,383.91	6.16
EQ/Energy ETF Portfolio	Class K	CharterSM Real Assets Portfolio	43,274.97	14.51
EQ/Energy ETF Portfolio	Class K	CharterSM Moderate Growth Portfolio	21,211.90	7.11
EQ/Energy ETF Portfolio	Class K	CharterSM Growth Portfolio	24,432.90	8.19
EQ/Energy ETF Portfolio	Class K	CharterSM Aggressive Growth Portfolio	16,212.25	5.44
EQ/Equity 500 Index Portfolio	Class K	Target Allocation 2025 Portfolio	1,266,603.94	16.77
EQ/Equity 500 Index Portfolio	Class K	Target Allocation 2035 Portfolio	1,128,158.44	14.93
EQ/Equity 500 Index Portfolio	Class K	Target Allocation 2045 Portfolio	928,149.39	12.29
EQ/GAMCO Mergers and Acquisitions Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	135,186.562	9.54
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	EDWARD M. D ERAMO, DMD 69 MALDEN ST REVERE, MA 02151-223	34,376.284	21.37
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	HAESIN S. JUNG, DDS, PC 21 OAKLAND AVE WARWICK, NY 10990-152	12,359.755	7.68
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	GREGORY D. LISKA DDS AND DARREN 1025 EVERGREEN LN N PLYMOUTH, MN 55441-486	14,604.019	9.08

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	PAUL SAARI, DDS 5050 S LAKELAND DR LAKELAND, FL 33813-255	8,065.190	5.01
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	CharterSM Alternative 100 Moderate Portfolio	83,895.25	5.13
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	All Asset Moderate Growth – Alt 15 Portfolio	101,940.29	6.23
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	1,010,724.96	61.81
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K	All Asset Aggressive – Alt 25 Portfolio	123,429.90	7.55
EQ/GAMCO Small Company Value Portfolio	Class K	AXA Moderate Allocation Portfolio	1,844,465.17	19.65
EQ/GAMCO Small Company Value Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	2,981,541.06	31.76
EQ/GAMCO Small Company Value Portfolio	Class K	AXA Aggressive Allocation Portfolio	1,368,626.40	14.58
EQ/Global Bond PLUS Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	147,201.034	6.60
EQ/Global Bond PLUS Portfolio	Class K	AXA Conservative Allocation Portfolio	3,197,226.53	12.91
EQ/Global Bond PLUS Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	2,583,694.26	10.43
EQ/Global Bond PLUS Portfolio	Class K	AXA Moderate Allocation Portfolio	12,716,662.47	51.35
EQ/Global Bond PLUS Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	2,351,576.96	9.50
EQ/High Yield Bond Portfolio	Class K	AXA Conservative Allocation Portfolio	1,561,433.21	9.50
EQ/High Yield Bond Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	1,321,502.34	8.04
EQ/High Yield Bond Portfolio	Class K	AXA Moderate Allocation Portfolio	5,910,207.69	35.96

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/High Yield Bond Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	2,297,373.43	13.98
EQ/Intermediate Government Bond Portfolio	Class A	ASHLAND INC RETIRE BNFT SEC TR C/O VALERIE WASHINGTON PNC BANK NA 2 PNC PLAZA 7TH FLOOR 620 LIBERTY AVENUE PITTSBURGH, PA 15222	3,051,304.760	23.97
EQ/Intermediate Government Bond Portfolio	Class K	AXA Conservative Allocation Portfolio	45,072,620.18	6.25
EQ/Intermediate Government Bond Portfolio	Class K	AXA Moderate Allocation Portfolio	157,456,970.70	21.84
EQ/Intermediate Government Bond Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	109,661,306.38	15.21
EQ/Intermediate Government Bond Portfolio	Class K	AXA Conservative Growth Strategy Portfolio	39,308,814.69	5.45
EQ/Intermediate Government Bond Portfolio	Class K	AXA Balanced Strategy Portfolio	71,941,009.84	9.98
EQ/Intermediate Government Bond Portfolio	Class K	AXA Moderate Growth Strategy Portfolio	115,256,018.56	15.99
EQ/Intermediate Government Bond Portfolio	Class K	AXA Growth Strategy Portfolio	53,444,336.13	7.41
EQ/International Equity Index Portfolio	Class K	Target Allocation 2025 Portfolio	2,059,304.61	7.16
EQ/International Equity Index Portfolio	Class K	Target Allocation 2035 Portfolio	1,642,414.33	5.71
EQ/Invesco Comstock Portfolio	Class K	All Asset Moderate Growth – Alt 15 Portfolio	98,508.04	5.16

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/Invesco Comstock Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	789,680.78	41.35
EQ/Invesco Comstock Portfolio	Class K	All Asset Aggressive – Alt 25 Portfolio	108,100.93	5.66
EQ/JPMorgan Value Opportunities Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR,JERSEY CITY, NJ 07310	207,189.011	22.33
EQ/JPMorgan Value Opportunities Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	1,301,627.65	5.73
EQ/JPMorgan Value Opportunities Portfolio	Class K	AXA Moderate Allocation Portfolio	6,711,079.46	29.53
EQ/JPMorgan Value Opportunities Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	8,167,010.77	35.93
EQ/JPMorgan Value Opportunities Portfolio	Class K	AXA Aggressive Allocation Portfolio	2,918,319.45	12.84
EQ/Large Cap Growth Index Portfolio	Class K	ROBERT J. PEREZ DDS 14017 N DALE MABRY HWY TAMPA, FL 33618-240	58,253.541	5.05
EQ/Large Cap Growth Index Portfolio	Class K	FOOTHILLS FAMILY DENTAL, PC 1238 E CHANDLER BLVD STE 101 PHOENIX , AZ 85048-460	73,372.631	6.36
EQ/Large Cap Growth Index Portfolio	Class K	AXA Moderate Allocation Portfolio	1,034,060.07	12.69
EQ/Large Cap Growth Index Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	3,007,277.75	36.90
EQ/Large Cap Growth Index Portfolio	Class K	AXA Aggressive Allocation Portfolio	2,622,190.99	32.18
EQ/Large Cap Value Index Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	269,206.819	5.68
EQ/Low Volatility Global ETF Portfolio	Class B	JAMES O’NEILL 137 E 36TH ST 11K NEW YORK, NY 10016	8,851.904	5.27

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/Low Volatility Global ETF Portfolio	Class B	ROBERT MORRIS 108 CATHCART RD GWYNEDD VALLEY, PA 19437	15,492.502	9.23
EQ/Low Volatility Global ETF Portfolio	Class B	MICHAEL C JOHANSEN 3744 E CASSIA LN GILBERT, AZ 85298	9,504.370	5.66
EQ/Low Volatility Global ETF Portfolio	Class B	IRENE DEL RIO 4630 NORRIS RD FREMONT, CA 94536	11,338.333	6.75
EQ/Low Volatility Global ETF Portfolio	Class K	CharterSM International Moderate Portfolio	17,932.10	8.18
EQ/Low Volatility Global ETF Portfolio	Class K	CharterSM Interest Rate Strategies Portfolio	33,272.05	15.18
EQ/Low Volatility Global ETF Portfolio	Class K	CharterSM Conservative Portfolio	13,472.05	6.15
EQ/Low Volatility Global ETF Portfolio	Class K	CharterSM Moderate Portfolio	17,846.10	8.14
EQ/Low Volatility Global ETF Portfolio	Class K	CharterSM Moderate Growth Portfolio	22,016.05	10.04
EQ/Low Volatility Global ETF Portfolio	Class K	CharterSM Growth Portfolio	16,497.47	7.53
EQ/MFS International Growth Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	760,703.132	17.64
EQ/Money Market Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	31,552,452.756	5.32
EQ/PIMCO Global Real Return Portfolio	Class K	CharterSM Multi Sector Bond Portfolio	1,071,612.78	36.12
EQ/PIMCO Global Real Return Portfolio	Class K	CharterSM Conservative Portfolio	177,217.64	5.97

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/PIMCO Global Real Return Portfolio	Class K	All Asset Moderate Growth – Alt 15 Portfolio	208,731.73	7.04
EQ/PIMCO Global Real Return Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	1,034,707.68	34.88
EQ/PIMCO Ultra Short Bond Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR, JERSEY CITY, NJ 07310	307,559.917	6.21
EQ/PIMCO Ultra Short Bond Portfolio	Class K	AXA Conservative Allocation Portfolio	16,406,533.93	13.99
EQ/PIMCO Ultra Short Bond Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	11,291,339.47	9.63
EQ/PIMCO Ultra Short Bond Portfolio	Class K	AXA Moderate Allocation Portfolio	50,397,610.21	42.98
EQ/PIMCO Ultra Short Bond Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	33,621,637.02	28.67
EQ/Quality Bond PLUS Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR, JERSEY CITY, NJ 07310	5,059,239.014	29.66
EQ/Quality Bond PLUS Portfolio	Class A	BAYER CORPORATION C/O JAMES K MARTIN CAPITAL MARKETS & TRUST INVESTMENTS 100 BAYER ROAD PITTSBURGH, PA 1520	1,041,140.580	6.10
EQ/Quality Bond PLUS Portfolio	Class K	AXA Conservative Allocation Portfolio	2,348,654.17	5.88
EQ/Quality Bond PLUS Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	2,826,040.39	7.08
EQ/Quality Bond PLUS Portfolio	Class K	AXA Moderate Allocation Portfolio	13,905,624.63	34.83
EQ/Quality Bond PLUS Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	10,907,421.49	27.32
EQ/Small Company Index Portfolio	Class K	Target Allocation 2025 Portfolio	651,385.01	15.74

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
EQ/Small Company Index Portfolio	Class K	Target Allocation 2035 Portfolio	625,891.38	15.12
EQ/Small Company Index Portfolio	Class K	Target Allocation 2035 Portfolio	499,102.81	12.06
EQ/T. Rowe Price Growth Stock Portfolio	Class K	All Asset Growth – Alt 20 Portfolio	374,049.64	6.63
Multimanager Aggressive Equity Portfolio	Class K	Target Allocation 2015 Portfolio	14,178.68	14.32
Multimanager Aggressive Equity Portfolio	Class K	Target Allocation 2025 Portfolio	47,361.34	47.85
Multimanager Aggressive Equity Portfolio	Class K	Target Allocation 2035 Portfolio	19,320.58	19.52
Multimanager Aggressive Equity Portfolio	Class K	Target Allocation 2045 Portfolio	13,615.27	13.75
Multimanager Core Bond Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR, JERSEY CITY, NJ 07310	460,299.061	12.79
Multimanager Core Bond Portfolio	Class A	WELLS FARGO BANK IOWA, N.A. AS TRUST, FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036, DES MOINES, IA 50309	913,086.765	25.38
Multimanager Core Bond Portfolio	Class K	AXA Conservative Allocation Portfolio	4,012,848.59	10.18
Multimanager Core Bond Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	3,654,041.60	9.27
Multimanager Core Bond Portfolio	Class K	AXA Moderate Allocation Portfolio	15,831,761.72	40.18
Multimanager Core Bond Portfolio	Class K	AXA Moderate-Plus Allocation Portfolio	12,594,067.31	31.96
Multimanager Mid Cap Growth Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR, JERSEY CITY, NJ 07310	213,526.216	15.41

EQAT Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned (%)
Multimanager Mid Cap Growth Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	311,964.37	6.25
Multimanager Mid Cap Growth Portfolio	Class K	AXA Moderate Allocation Portfolio	1,231,154	24.65
Multimanager Mid Cap Growth Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	1,758,806.41	35.21
Multimanager Mid Cap Growth Portfolio	Class K	AXA Aggressive Allocation Portfolio	836,557.49	16.75
Multimanager Mid Cap Value Portfolio	Class A	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR, JERSEY CITY, NJ 07310	152,403.711	18.87
Multimanager Mid Cap Value Portfolio	Class B	BAYER CORPORATION C/O JAMES K MARTIN CAPITAL MARKETS & TRUST INVESTMENTS 100 BAYER ROAD PITTSBURGH, PA 15205	401,203.798	5.21
Multimanager Mid Cap Value Portfolio	Class K	AXA Conservative Plus Allocation Portfolio	397,019.60	7.68
Multimanager Mid Cap Value Portfolio	Class K	AXA Moderate Allocation Portfolio	2,073,911.35	40.12
Multimanager Mid Cap Value Portfolio	Class K	AXA Moderate Plus Allocation Portfolio	1,517,709.02	29.36
Multimanager Mid Cap Value Portfolio	Class K	AXA Aggressive Allocation Portfolio	456,533.25	8.83
Multimanager Technology Portfolio	Class A	SRINIVASA V & RUMU A INS TRT 12/17/ RUMU ACHARYA 245 OAK RIDGE AVE SUMMITT, NJ 07901	43,553.126	5.57
Multimanager Technology Portfolio	Class K	ANTHONY J. AULETTA, JR. DMD PA 6 RESERVE BLVD CLEARWATER, FL 33764-257	15,417.268	6.08

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16227-S53920	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend each Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E16228-S53920

EQ ADVISORS TRUST AXA PREMIER VIP TRUST PROXY CARD JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board(s) of Trustees of EQ Advisors Trust and/or AXA Premier VIP Trust, as applicable (each a “Trust”) on behalf of the portfolio(s) of the Trust(s). The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16229-S53920	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend each Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2B.	Amend each Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

2C.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E16230-S53920

EQ ADVISORS TRUST AXA PREMIER VIP TRUST PROXY CARD JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board(s) of Trustees of EQ Advisors Trust and/or AXA Premier VIP Trust, as applicable (each a “Trust”) on behalf of the portfolio(s) of the Trust(s). The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16231-S53920	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2B.	Amend each Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

2C.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E16232-S53920

EQ ADVISORS TRUST AXA PREMIER VIP TRUST PROXY CARD JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board(s) of Trustees of EQ Advisors Trust and/or AXA Premier VIP Trust, as applicable (each a “Trust”) on behalf of the portfolio(s) of the Trust(s). The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16233-S53920	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E16234-S53920

EQ ADVISORS TRUST AXA PREMIER VIP TRUST PROXY CARD JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board(s) of Trustees of EQ Advisors Trust and/or AXA Premier VIP Trust, as applicable (each a “Trust”) on behalf of the portfolio(s) of the Trust(s). The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16235-S53920	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P.A. Komisarjevsky	10)	Caroline L. Williams

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E16236-S53920

EQ ADVISORS TRUST AXA PREMIER VIP TRUST PROXY CARD JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board(s) of Trustees of EQ Advisors Trust and/or AXA Premier VIP Trust, as applicable (each a “Trust”) on behalf of the portfolio of the Trust(s). The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16237-S53920	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

3.	Approve changing Multimanager Technology Portfolio from a diversified fund to a non-diversified fund.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E16238-S53920

EQ ADVISORS TRUST AXA PREMIER VIP TRUST PROXY CARD JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

This proxy is being solicited for the Board(s) of Trustees of EQ Advisors Trust and/or AXA Premier VIP Trust, as applicable (each a “Trust”) on behalf of the portfolio(s) Trust(s). The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E16239-Z69100	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ABOVE TO VOTE “FOR” THE FOLLOWING PROPOSALS:

					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend each Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16240-Z69100

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E16245-Z69100	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ABOVE TO VOTE “FOR” THE FOLLOWING PROPOSALS:

					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend each Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2B.	Amend each Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

2C.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16242-Z69100

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E16243-Z69100	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ABOVE TO VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Elect the Board(s) of Trustees of the Trust(s).

	01)	Mark A. Barnard	06)	H. Thomas McMeekin
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2B.	Amend each Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

2C.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16244-Z69100

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card
below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E16245-Z69100	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ABOVE TO VOTE “FOR” THE FOLLOWING PROPOSALS:

					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16246-Z69100

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate box on the Voting Instruction
Card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16247-Z69100	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16248-Z69100

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposal that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction
Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope
provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E16249-Z69100	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ABOVE TO VOTE “FOR” THE FOLLOWING PROPOSALS:

					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).				☐	☐	☐

	01)	Mark A. Barnard	06)	H. Thomas McMeekin
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

3.	Approve changing Multimanager Technology Portfolio from a diversified fund to a non-diversified fund.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16250-Z69100

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AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Consolidated Voting Instruction Card

This form is your EzVote Consolidated Voting Instruction Card. It  reflects all of your accounts registered to the same Social Security or  Tax I.D. number at this address. By voting and signing the  Consolidated Voting Instruction Card, you are voting all of these  accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET
1)	Read the Joint Proxy Statement and have the
Voting Instruction Card below at hand.
2)	Go to Website www.proxyvote.com
3)	Follow the instructions provided on the website.

VOTE BY PHONE
1)	Read the Joint Proxy Statement and have the
Voting Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

VOTE BY MAIL
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E16251-Z69100	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend each Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2B.	Amend each Portfolio’s fundamental investment restriction with respect to borrowing money.	☐	☐	☐

2C.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities.	☐	☐	☐

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

3.	Approve changing Multimanager Technology Portfolio from a diversified fund to a non-diversified fund.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Joint Proxy Statement is available at www.proxyvote.com.

E16252-Z69100

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 1, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

E16253-Z69100